                                                               EXECUTION VERSION

                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

            This Mortgage Loan Purchase and Sale Agreement (this "Agreement"), is dated and effective as of September 12, 2007, between Wells Fargo Bank,
National Association ("Wells Fargo Bank"), as seller (in such capacity, together with its successors and permitted assigns hereunder, the "Mortgage Loan
Seller"), and Bear Stearns Commercial Mortgage Securities Inc. ("BSCMSI"), as
purchaser (in such capacity, together with its successors and permitted assigns hereunder, the "Purchaser").

                                    RECITALS

            Wells Fargo Bank desires to sell, assign, transfer, set over and otherwise convey to BSCMSI, without recourse, representation or warranty, other than as set forth herein, and BSCMSI desires to purchase, subject to the terms and conditions set forth herein, the multifamily and commercial mortgage loans
(collectively, the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule"), as such schedule may be amended from time to time pursuant to the terms hereof.

            BSCMSI intends to create a trust (the "Trust"), the primary assets of which will be a segregated pool of multifamily and commercial mortgage loans that includes the Mortgage Loans and certain other commercial and multifamily mortgage loans (collectively, the "Trust Mortgage Loans"). Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of mortgage pass-through certificates (the
"Certificates"). Certain classes of the Certificates will be rated by Standard &
Poor's Ratings Services, a division of The McGraw Hill Companies, Inc., and
Fitch, Inc. (together, the "Rating Agencies"). Certain classes of the
Certificates (the "Registered Certificates") will be registered under the
Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of September 1, 2007 (the "Pooling and Servicing
Agreement"), among BSCMSI, as depositor (in such capacity, the "Depositor"),
Prudential Asset Resources, Inc., as a master servicer (in such capacity, a
"Master Servicer"), Wells Fargo Bank, National Association, as a master servicer
(in such capacity, a "Master Servicer"), as certificate administrator (in such capacity, the "Certificate Administrator") and as tax administrator (in such capacity, the "Tax Administrator"), Centerline Servicing Inc., as a special servicer (a "Special Servicer"), and LaSalle Bank National Association, as
trustee (the "Trustee"). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing
Agreement as in full force and effect on the Closing Date (as defined in Section
1 hereof). It is anticipated that BSCMSI will transfer the Mortgage Loans to the
Trust contemporaneously with its purchase of the Mortgage Loans hereunder.

            BSCMSI intends to sell the Registered Certificates to Bear, Stearns
& Co. Inc. ("BSC") and Morgan Stanley & Co. Incorporated ("Morgan Stanley"; and
together with BSC in such capacity, the "Underwriters"), pursuant to an underwriting agreement, dated the date hereof (the "Underwriting Agreement"), among BSCMSI and the Underwriters; and BSCMSI intends to sell the remaining
Certificates (the "Non-Registered Certificates") to BSC and Morgan Stanley
(together in such capacities, the "Initial Purchasers") pursuant to a certificate purchase agreement, dated the date hereof (the "Certificate Purchase
Agreement"), among BSCMSI and

the Initial Purchasers. The Registered Certificates are more fully described in the prospectus dated May 29, 2007 (the "Base Prospectus"), and the supplement to the Base Prospectus dated September 12, 2007 (the "Prospectus Supplement"; and, together with the Base Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The Non-Registered Certificates are more fully described in the private placement memorandum dated the date hereof (the
"Memorandum"), as it may be amended or supplemented at any time hereafter.

            Wells Fargo Bank will indemnify the Depositor, the Underwriters the
Initial Purchasers and certain related parties with respect to the disclosure regarding the Mortgage Loans that is contained in the Prospectus, the Memorandum and certain other disclosure documents and offering materials relating to the
Certificates, pursuant to an indemnification agreement, dated as of the date hereof (the "Indemnification Agreement"), among Wells Fargo Bank, the Depositor, the Underwriters and the Initial Purchasers.

            As used herein, "Regulation AB" means Subpart 229.1100 - Asset
Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release
(Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg.
1,506-1,631 (January 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase. The Mortgage Loan Seller agrees to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, and the
Purchaser agrees to purchase from the Mortgage Loan Seller, subject to the terms and conditions set forth herein, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on September 27, 2007 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). As of the Cut-off Date, the Mortgage Loans will have an aggregate principal balance, after application of all payments of principal due on the Mortgage Loans on or before such date, whether or not received, of $1,117,082,391, subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall equal the amount set forth as such purchase price in a letter dated as of
September 27, 2007, between the parties to this Agreement, which purchase price excludes accrued interest and applicable deal expenses. The Purchaser shall pay such purchase price, plus interest accrued on the Mortgage Loans from the
Cut-off Date to the Closing Date and any applicable deal expenses, to the
Mortgage Loan Seller on the Closing Date by wire transfer in immediately available funds or by such other method as shall be mutually acceptable to the parties hereto.

            SECTION 2. Conveyance of the Mortgage Loans.

            (a)   Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and the other conditions to the Mortgage Loan Seller's obligations set forth herein, the Mortgage Loan
Seller does hereby sell, assign, transfer, set over and otherwise convey to the
Purchaser, without recourse, representation or warranty, other than

                                        2

as set forth herein, all of the right, title and interest of the Mortgage Loan
Seller in, to and under the Mortgage Loans and all documents included in the related Mortgage Files and Servicing Files. Such assignment includes all scheduled payments of principal and interest under and proceeds of the Mortgage
Loans received after their respective Cut-off Dates (other than scheduled payments of interest and principal due on or before their respective Cut-off
Dates, which shall belong and be promptly remitted to the Mortgage Loan Seller)
together with all documents delivered or caused to be delivered hereunder with respect to such Mortgage Loans by the Mortgage Loan Seller (including all documents included in the related Mortgage Files and Servicing Files and any related Additional Collateral). The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after their respective Cut-off Dates, and all other recoveries of principal and interest collected thereon after their respective Cut-off Dates (other than scheduled payments of principal and interest due on the Mortgage Loans on or before their respective Cut-off Dates and collected after such respective
Cut-off Dates, which shall belong to the Mortgage Loan Seller). In no event, however, shall such conveyance and assignment constitute or be construed as an assumption by the Purchaser of, in the case of any Mortgage Loan that is part of a Mortgage Loan Group, any obligation or liability that is imposed only on the initial holder of such Mortgage Loan under the terms of the related Mortgage
Loan Group Intercreditor Agreement.

            After the Mortgage Loan Seller's transfer of the Mortgage Loans to the Purchaser, as provided herein, the Mortgage Loan Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Mortgage Loan Seller is expressly permitted to complete subsequent to the
Closing Date, the Mortgage Loan Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the
Mortgage Loans by the Mortgage Loan Seller to the Purchaser.

            (b)   The conveyance of the Mortgage Loans and the related rights and property accomplished hereby is intended by the parties hereto to constitute a sale by the Mortgage Loan Seller of all the Mortgage Loan Seller's right, title and interest in and to such Mortgage Loans and such other related rights and property by the Mortgage Loan Seller to the Purchaser. Furthermore, it is
not intended that such conveyance be a pledge of security for a loan. If such conveyance is determined to be a pledge of security for a loan, however, then:
(i) this Agreement shall constitute a security agreement under applicable law;
(ii) the Mortgage Loan Seller shall be deemed to have granted to the Purchaser a first priority security interest in all of the Mortgage Loan Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holder(s) of the Mortgage Loans in accordance with the terms thereof (other than scheduled payments of interest and principal due and payable on such Mortgage
Loans on or prior to their respective Cut-Off Dates or, in the case of a
Replacement Pooled Mortgage Loan, on or prior to the related date of substitution); (iii) the assignment by BSCMSI to the Trustee of its interests in the Mortgage Loans as contemplated by Section 15 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Purchaser (or the Trustee or its agent) of the Mortgage Notes with respect to the Mortgage Loans subject hereto from time to time and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or person designated by such secured party for the purpose of perfecting such security

                                        3

interest under applicable law; and (v) notifications to, and acknowledgments, receipts or confirmations from, Persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. The
Mortgage Loan Seller and the Purchaser shall, to the extent consistent with this
Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this
Agreement and the Pooling and Servicing Agreement.

            (c)   In connection with the Mortgage Loan Seller's assignment
pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, the
Trustee or a Custodian appointed thereby, on or before the Closing Date, the
Mortgage Note for each Mortgage Loan so assigned, endorsed to the Trustee as specified in clause (i) of the definition of "Mortgage File", and, on or before the date that is 45 days following the Closing Date, the remainder of the
Mortgage File for each Mortgage Loan and any Additional Collateral (other than original Letters of Credit and Reserve Funds, which shall be transferred to the
Trustee or to the applicable Master Servicer) for each Mortgage Loan.
Notwithstanding the preceding sentence, if the Mortgage Loan Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan (exclusive of any
Mortgage Loan that constitutes a Non-Trust-Serviced Pooled Mortgage Loan), the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iii), (vii) and (ix)(A) of the definition of "Mortgage File", with evidence of recording or filing (if applicable, and as the case may be)
thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, then (subject to the obligation of the Mortgage Loan
Seller to nonetheless (1) from time to time make or cause to be made reasonably diligent efforts to obtain such document or instrument (with such evidence) if it is not returned within a reasonable period after the date when it was transmitted for recording and (2) deliver such document or instrument to the
Trustee or a Custodian appointed thereby (if such document or instrument is not otherwise returned to the Trustee or such Custodian) promptly upon the Mortgage
Loan Seller's receipt thereof), so long as a copy of such document or instrument, certified by the Mortgage Loan Seller or title agent as being a copy of the document deposited for recording or filing and (in the case of such clause (ii)) accompanied by an Officer's Certificate of the Mortgage Loan Seller
or a statement from the title agent to the effect that such original Mortgage has been sent to the appropriate public recording official for recordation, has been delivered to the Trustee on or before the date that is 45 days following the Closing Date, the delivery requirements of this subsection shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, and if the Mortgage
Loan Seller cannot or does not so deliver, or cause to be delivered, as to any
Mortgage Loan (exclusive of any Mortgage Loan that constitutes a
Non-Trust-Serviced Pooled Mortgage Loan), the original of any of the documents and/or instruments referred to in clauses (iv) and (ix)(B) of the definition of
"Mortgage File", because such document or instrument has been delivered for recording or filing, as the case may be, then (subject to the obligation of the
Mortgage Loan Seller to nonetheless (1) from time to time make or cause to be made reasonably diligent efforts to obtain such document or instrument (with such evidence) if it is not returned within a reasonable period after the date when it was transmitted for recording and (2) deliver such document or instrument to the Trustee or a

                                        4

Custodian appointed thereby (if such document or instrument is not otherwise returned to the Trustee or such Custodian) promptly upon the Mortgage Loan
Seller's receipt thereof), so long as a copy of such document or instrument, certified by the Mortgage Loan Seller, a title agent or a recording or filing agent as being a copy of the document deposited for recording or filing and accompanied by an Officer's Certificate of the Mortgage Loan Seller or a
statement from the title agent that such document or instrument has been sent to the appropriate public recording official for recordation (except that such certification shall not be required if the Trustee is responsible for recordation of such document or instrument under the Pooling and Servicing
Agreement and the Mortgage Loan Seller has delivered the original unrecorded document or instrument to the Trustee on or before the date that is 45 days following the Closing Date), has been delivered to the Trustee on or before the date that is 45 days following the Closing Date, the delivery requirements of this subsection shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related
Mortgage File. In addition, with respect to each Mortgage Loan (exclusive of any
Mortgage Loan that constitutes a Non-Trust-Serviced Pooled Mortgage Loan) under which any Additional Collateral is in the form of a Letter of Credit as of the
Closing Date, the Mortgage Loan Seller shall cause to be prepared, executed and delivered to the issuer of each such Letter of Credit such notices, assignments and acknowledgments as are required under such Letter of Credit to assign, without recourse, to the Trustee the Mortgage Loan Seller's rights as the beneficiary thereof and drawing party thereunder. Furthermore, with respect to each Mortgage Loan, if any, as to which there exists a secured creditor impaired property insurance policy or pollution limited liability environmental impairment policy covering the related Mortgaged Property, the Mortgage Loan
Seller shall cause such policy, within a reasonable period following the Closing
Date, to inure to the benefit of the Trustee for the benefit of the
Certificateholders (if and to the extent that it does not by its terms automatically inure to the holder of such Mortgage Loan). For purposes of this paragraph, the relevant definition of "Mortgage File" shall be the definition of such term set forth in the Pooling and Servicing Agreement as in full force and effect on the Closing Date.

            (d)   As soon as reasonably possible, and in any event within 45 days after the later of (i) the Closing Date (or in the case of a Replacement
Pooled Mortgage Loan substituted as contemplated by Section 2.03 of the Pooling and Servicing Agreement, after the related date of substitution) and (ii) the date on which all recording information necessary to complete the subject document is received by the Mortgage Loan Seller, the Mortgage Loan Seller shall complete (to the extent necessary), and shall submit for recording or filing, as the case may be, including via electronic means, if appropriate, in or with the appropriate office for real property records or UCC Financing Statements, as applicable, each assignment of Mortgage and assignment of Assignment of Leases
(except, in each case, with respect to any Mortgage or Assignment of Leases that has been recorded in the name of MERS or its designee) in favor of the Trustee referred to in clause (iv) of the definition of "Mortgage File" in the Pooling and Servicing Agreement and each assignment of UCC Financing Statement (except with respect to any UCC Financing Statement that has been recorded in the name of MERS or its designee) in favor of the Trustee referred to in clause (ix)(B)
of the definition of "Mortgage File" in the Pooling and Servicing Agreement.
Each such assignment shall reflect that it should be returned by the public recording office to the Trustee following recording, and each such assignment of
UCC Financing Statement shall reflect that the file copy thereof or an appropriate receipt therefor, as applicable, should be returned to the Trustee following filing; provided that in those instances where the public recording office retains the original assignment of Mortgage or

                                        5

assignment of Assignment of Leases the Trustee shall obtain therefrom a copy of the recorded original. If the Mortgage Loan Seller receives written notice that any assignment or other instrument of transfer with respect to the Mortgage
Loans is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Mortgage Loan Seller shall prepare or cause the preparation of a substitute therefor or cure such defect, as the case may be.
The Mortgage Loan Seller shall be responsible for all reasonable out-of-pocket costs and expenses associated with recording and/or filing any and all assignments and other instruments of transfer with respect to the Mortgage Loans that are required to be recorded or filed, as the case may be, under the Pooling and Servicing Agreement; provided that the Mortgage Loan Seller shall not be responsible for actually recording or filing any such assignments or other instruments of transfer or for costs and expenses that the related Borrowers have agreed to pay. With respect to each Mortgage, Assignment of Leases and UCC
Financing Statement that has been recorded in the name of MERS or its designee
(if any), the Mortgage Loan Seller shall take all actions as are necessary to cause the Trustee to be shown as the owner of such Mortgage, Assignment of
Leases or UCC Financing Statement on the records of MERS.

            (e)   In connection with the Mortgage Loan Seller's assignment
pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, the applicable Master Servicer, on or before the date that is 45 days after the
Closing Date, in the case of the items in clause (i) below, and 20 days after the Closing Date, in the case of the items in clause (ii) below, the following items (except to the extent that any of the following items are to be retained by a Primary Servicer or Sub-Servicer that will continue to act on behalf of the applicable Master Servicer as contemplated by the Pooling and Servicing
Agreement and a Primary Servicing Agreement or Sub-Servicing Agreement and
except to the extent that any of the following items relate to any Mortgage Loan that constitutes a Non-Trust-Serviced Pooled Mortgage Loan): (i) originals or copies of all financial statements, appraisals, environmental/engineering reports, transaction screens, seismic assessment reports, leases, rent rolls, insurance policies and certificates, major space leases, legal opinions and tenant estoppels and any other relevant documents relating to the origination and servicing of any Mortgage Loan that are reasonably necessary for the ongoing administration and/or servicing of the applicable Mortgage Loan in the possession or under the control of the Mortgage Loan Seller that relate to the
Mortgage Loans transferred by it to the Purchaser and, to the extent that any original documents are not required to be a part of a Mortgage File for any such
Mortgage Loan, originals or copies of all documents, certificates and opinions in the possession or under the control of the Mortgage Loan Seller that were delivered by or on behalf of the related Borrowers in connection with the origination of such Mortgage Loans (provided that the Mortgage Loan Seller shall not be required to deliver any attorney-client privileged communication, draft documents or any documents or materials prepared by it or its Affiliates for internal uses, including without limitation, credit committee briefs or memoranda and other internal approval documents); and (ii) all unapplied Reserve
Funds and Escrow Payments in the possession or under the control of the Mortgage
Loan Seller that relate to the Mortgage Loans.

            (f)   Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Mortgage Loan Seller shall report its transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Mortgage
Loan Seller shall cause all of its records to reflect such transfer as a sale
(as opposed to

                                        6

a secured loan) and to reflect that the Mortgage Loans are no longer property of the Mortgage Loan Seller.

            (g)   The Mortgage Loan Schedule, as it may be amended from time to time, shall conform to the requirements set forth in the Pooling and Servicing
Agreement. The Mortgage Loan Seller shall, within 15 days of its discovery or receipt of notice of any error on the Mortgage Loan Schedule, amend such
Mortgage Loan Schedule and deliver to the Purchaser or the Trustee, as the case may be, an amended Mortgage Loan Schedule; provided that this sentence shall not be construed to relieve the Mortgage Loan Seller of any liability for any related Breach.

            SECTION 3. Examination of Mortgage Loan Files and Due Diligence
Review. The Mortgage Loan Seller shall reasonably cooperate with any examination of the Mortgage Files for, and any other documents and records relating to, the
Mortgage Loans, that may be undertaken by or on behalf of the Purchaser on or before the Closing Date. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of any of the Mortgage Files for, and/or any of such other documents and records relating to, the Mortgage Loans, shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Mortgage Loan Seller's representations and warranties made pursuant to Section 4, except as expressly set forth in Section
5.

            SECTION 4. Representations, Warranties and Covenants of the Mortgage
Loan Seller and the Purchaser.

            (a)   The Mortgage Loan Seller hereby makes, as of the Closing Date
(and, in connection with any replacement of a Defective Mortgage Loan (as defined in Section 4(d) hereof) with one or more Replacement Mortgage Loans
(also as defined in Section 4(d) hereof), pursuant to Section 5(a) hereof, as of the related date of substitution), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit B-1. The Purchaser hereby makes, as of the Closing Date, to and for the benefit of the Mortgage
Loan Seller, each of the representations and warranties set forth in Exhibit
B-2.

            (b)   The Mortgage Loan Seller hereby makes, as of the Closing Date
(or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit C.

            (c)   The Mortgage Loan Seller hereby represents and warrants, as of the Closing Date, to and for the benefit of BSCMSI only, that the Mortgage Loan
Seller has not dealt with any broker, investment banker, agent or other person
(other than the Depositor, the Underwriters and the Initial Purchasers) who may
be entitled to any commission or compensation in connection with the sale to the
Purchaser of the Mortgage Loans.

            (d)   The Mortgage Loan Seller hereby represents and warrants that, with respect to the Mortgage Loans and the Mortgage Loan Seller's role as
"originator" (or the role of any third party as "originator" of any Mortgage
Loan for which the Mortgage Loan Seller was not the originator) and "sponsor" in connection with the issuance of the Registered Certificates, the information regarding the Mortgage Loans, the related Borrowers, the related Mortgaged

                                        7

Properties and/or the Mortgage Loan Seller contained in the Prospectus
Supplement complies in all material respects with the applicable disclosure requirements of Regulation AB.

            (e)   For so long as the Trust is subject to the reporting
requirements of the Exchange Act, the Mortgage Loan Seller hereby agrees to provide the Purchaser (or with respect to any Serviced Non-Pooled Pari Passu
Companion Loan that is deposited into an Other Securitization, the depositor in such Other Securitization) and the Certificate Administrator with any Additional
Form 10-D Disclosure and any Additional Form 10-K Disclosure opposite which
"Pooled Mortgage Loan Seller" is set forth on Schedule IX and Schedule X to the
Pooling and Servicing Agreement within the time periods and in accordance with the provisions set forth in the Pooling and Servicing Agreement.

            (f)   The Mortgage Loan Seller hereby agrees that it shall be deemed to make to and for the benefit of the Purchaser, as of the date of substitution, with respect to any replacement mortgage loan (a "Replacement Mortgage Loan")
that is substituted for a Defective Mortgage Loan, by the Mortgage Loan Seller
pursuant to Section 5(a) of this Agreement, each of the representations and warranties set forth in Exhibit C to this Agreement. From and after the date of substitution, each Replacement Mortgage Loan, if any, shall be deemed to constitute a "Mortgage Loan" hereunder for all purposes. A "Defective Mortgage
Loan" is any Mortgage Loan as to which there is an unremedied Material Breach or
Material Document Defect.

            (g)   It is understood and agreed that the representations and
warranties set forth in or made pursuant to this Section 4 shall survive delivery of the respective Mortgage Files to the Purchaser or its designee and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement or assignment.

            SECTION 5. Notice of Breach; Cure, Repurchase and Substitution.

            (a)   The Mortgage Loan Seller shall, not later than 90 days from discovery by the Mortgage Loan Seller, or the receipt by the Mortgage Loan
Seller of notice, of any Material Breach or Material Document Defect with respect to any Mortgage Loan (or, if such Material Breach or Material Document
Defect, as the case may be, related to whether such Mortgage Loan is, or as of the Closing Date (or, in the case of a Replacement Mortgage Loan, as of the related date of substitution), was a Qualified Mortgage, and provided that the
Mortgage Loan Seller discovered or received prompt written notice thereof, within 90 days after any earlier discovery by the Mortgage Loan Seller or any party to the Pooling and Servicing Agreement of such Material Breach or Material
Document Defect, as the case may be) (such 90-day period, in any case, the
"Initial Resolution Period"), correct or cure such Material Document Defect or
Material Breach, as the case may be, in all material respects, or repurchase the affected Mortgage Loan at the applicable Purchase Price; provided that if the
Mortgage Loan Seller certifies to the Trustee in writing (i) that such Material
Document Defect or Material Breach, as the case may be, does not relate to whether the affected Mortgage Loan is or, as of the Closing Date (or, in the
case of a Replacement Mortgage Loan, as of the related date of substitution), was a Qualified Mortgage, (ii) that such Material Document Defect or Material
Breach, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (iii) that such Mortgage Loan Seller has commenced and is diligently proceeding with the cure of such Material Document
Defect or Material Breach, as the case may be, during the applicable Initial

                                        8

Resolution Period, and (iv) that such Mortgage Loan Seller anticipates that such
Material Document Defect or Material Breach, as the case may be, will be cured within an additional 90-day period (such additional 90-day period, the
"Resolution Extension Period"), then the Mortgage Loan Seller shall have an additional period equal to any such applicable Resolution Extension Period to complete such correction or cure (or, upon failure to complete such correction or cure, to repurchase the affected Mortgage Loan); and provided, further, that, in lieu of repurchasing the affected Mortgage Loan as contemplated above (but, in any event, no later than such repurchase would have to have been completed), such Mortgage Loan Seller shall be permitted, during the three-month period following the Startup Day for the REMIC Pool that holds the affected Mortgage
Loan (or during the two-year period following such Startup Day if the affected
Mortgage Loan is a "defective obligation" within the meaning of Section
860G(a)(4)(B)(ii) of the Code and Treasury regulation section 1.860G-2(f)), to replace the affected Mortgage Loan with one or more Qualifying Substitute
Mortgage Loans and to pay a cash amount equal to the applicable Substitution
Shortfall Amount. The parties hereto agree that delivery by the Trustee (or a
Custodian on its behalf) of a certification or schedule of exceptions to the
Mortgage Loan Seller pursuant to the Pooling and Servicing Agreement shall not in and of itself constitute delivery of notice of any Material Document Defect or knowledge of the Mortgage Loan Seller of any Material Document Defect
therein. If any Mortgage Loan is to be repurchased or replaced as contemplated by this subsection, the Purchaser or its designee shall be entitled to designate the account to which funds in the amount of the applicable Purchase Price or
Substitution Shortfall Amount (as the case may be) are to be wired. Any such repurchase or replacement of a Mortgage Loan shall be on a whole loan, servicing released basis. Notwithstanding this subsection, the absence from the Mortgage
File, (i) on the Closing Date of the Mortgage Note (or a lost note affidavit and indemnity with a copy of the Mortgage Note) and (ii) by the first anniversary of the Closing Date of originals or copies of the following documents (without the presence of any factor that reasonably mitigates such absence, non-conformity or irregularity) or of any Specially Designated Mortgage Loan Document shall be conclusively presumed to be a Material Document Defect and shall obligate the
Mortgage Loan Seller to cure such Material Document Defect, or, failing that, repurchase the related Mortgage Loan or REO Mortgage Loan, all in accordance with the procedures set forth herein: (a) the Mortgage and any separate
Assignment of Leases as described by clauses (ii) and (iii) of the definition of
"Mortgage File"; (b) the title insurance policy as described in clause (viii) of the definition of "Mortgage File" (or, if the policy has not yet been issued, an original or copy of a written commitment "marked-up" at the closing of such
Mortgage Loan, interim binder or the pro forma title insurance policy, in each case evidencing a binding commitment to issue such policy); or (c) the assignment of Mortgage (and any separate Assignment of Leases) as described by clause (iv) of the definition of "Mortgage File". For purposes of this paragraph, the relevant definition of "Mortgage File" shall be the definition of such term set forth in the Pooling and Servicing Agreement as in full force and effect on the Closing Date.

            The remedies provided for in this subsection with respect to any
Material Document Defect or Material Breach with respect to any Mortgage Loan shall apply to the related REO Property.

            If (x) a Defective Mortgage Loan is to be repurchased or replaced as described above, (y) such Defective Mortgage Loan is part of a
Cross-Collateralized Group and (z) the applicable document defect or breach does not constitute a Material Document Defect or

                                        9

Material Breach, as the case may be, as to the other Mortgage Loan(s) that are a part of such Cross-Collateralized Group (the "Other Crossed Loans") (without regard to this paragraph), then the applicable Document Defect or Breach (as the case may be) shall be deemed to constitute a Material Document Defect or
Material Breach (as the case may be) as to each such Other Crossed Loan for purposes of the above provisions, and the Mortgage Loan Seller shall be obligated to repurchase or replace each such Other Crossed Loan in accordance with the provisions above unless, in the case of such Breach or Document Defect:

                  (A)   the Mortgage Loan Seller (at its expense) delivers or
      causes to be delivered to the Trustee an Opinion of Counsel to the effect that its repurchase of only those Mortgage Loans as to which a Material
      Breach has actually occurred without regard to the provisions of this paragraph (the "Affected Loan(s)") and the operation of the remaining provisions of this Section 5(a) will not result in an Adverse REMIC Event with respect to any REMIC Pool, or an Adverse Grantor Event with respect to either Grantor Trust Pool, under the Pooling and Servicing Agreement;
      and

                  (B)   both of the following conditions would be satisfied if
      the Mortgage Loan Seller were to repurchase or replace only the Affected
      Loans and not the Other Crossed Loans:

                        (i)   the debt service coverage ratio for all such Other
            Crossed Loan (excluding the Affected Loan(s)) for the four calendar quarters immediately preceding the repurchase or replacement is not less than the least of (A) 0.10x below the debt service coverage ratio for the Cross-Collateralized Group (including the Affected
            Loan(s)) set forth in Appendix B to the Prospectus Supplement, (B)
            the debt service coverage ratio for the Cross-Collateralized Group
            (including the Affected Loan(s)) for the four preceding calendar quarters preceding the repurchase or replacement and (C) 1.25x; and

                        (ii)  the loan-to-value ratio for the Other Crossed
            Loans is not greater than the greatest of (A) the loan-to-value ratio, expressed as a whole number (taken to one decimal place), for the Cross-Collateralized Group (including the Affected Loan(s)) set forth in Appendix B to the Prospectus Supplement plus 10%, (B) the loan-to-value ratio for the Cross-Collateralized Group (including the Affected Loan(s)) at the time of repurchase or replacement, and
            (C) 75%.

The determination of the applicable Master Servicer as to whether the conditions set forth above have been satisfied shall be conclusive and binding in the absence of manifest error. The applicable Master Servicer will be entitled to cause to be delivered, or direct the Mortgage Loan Seller to (in which case the
Mortgage Loan Seller shall) cause to be delivered, to the applicable Master
Servicer an Appraisal of any or all of the related Mortgaged Properties for purposes of determining whether the condition set forth in clause (ii) above has been satisfied, in each case at the expense of the Mortgage Loan Seller if the scope and cost of the Appraisal is approved by the Mortgage Loan Seller and the
Controlling Class Representative (such approval not to be unreasonably withheld in each case).

                                       10

            With respect to any Defective Mortgage Loan that forms a part of a
Cross-Collateralized Group and as to which the conditions described in the preceding paragraph are satisfied, such that the Trust Fund will continue to hold the Other Crossed Loans, the Mortgage Loan Seller and the Purchaser agree to forbear from enforcing any remedies against the other's Primary Collateral but each is permitted to exercise remedies against the Primary Collateral securing its respective Mortgage Loans, including with respect to the Trustee, the Primary Collateral securing the Affected Loan(s) still held by the Trustee, so long as such exercise does not impair the ability of the Mortgage Loan Seller to exercise its remedies against its Primary Collateral. If the exercise of remedies by one such party would impair the ability of the other such party to exercise its remedies with respect to the Primary Collateral securing the
Affected Loan or the Other Crossed Loans, as the case may be, held by the other such party, then both parties shall forbear from exercising such remedies unless and until the Mortgage Loan Documents evidencing and securing the relevant
Mortgage Loans can be modified in a manner that complies with this Agreement to remove the threat of impairment as a result of the exercise of remedies. Any reserve or other cash collateral or letters of credit securing any of the
Cross-Collateralized Loans shall be allocated between the Mortgage Loans in accordance with the Mortgage Loan Documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. All other terms of the
Mortgage Loans shall remain in full force and effect, without any modification thereof. The Borrowers set forth on Schedule V to the Pooling and Servicing
Agreement are intended third-party beneficiaries of the provisions set forth in this paragraph and the preceding paragraph. The provisions of this paragraph and the preceding paragraph may not be modified with respect to any Mortgage Loan without the related Borrower's consent.

            All costs and expenses incurred by the Trustee and the applicable
Master Servicer with respect to any Cross-Collateralized Group pursuant to the preceding paragraph shall be included in the calculation of Purchase Price for the Affected Loan(s) to be repurchased or replaced.

            (b)   Whenever one or more Replacement Mortgage Loans are
substituted for a Defective Mortgage Loan by the Mortgage Loan Seller as
contemplated by this Section 5, upon direction by the applicable Master
Servicer, the Mortgage Loan Seller shall deliver to the Trustee the related
Mortgage File and a certification to the effect that such Replacement Mortgage
Loan satisfies or such Replacement Mortgage Loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage
Loan". No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 5 if the Mortgage Loan to be replaced was itself a
Replacement Mortgage Loan, in which case, absent a cure of the relevant Material
Breach or Material Document Defect, the affected Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each corresponding Deleted Mortgage
Loan (if any) after its respective Cut-off Date and on or prior to the related date of substitution, shall be part of the Trust Fund. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each corresponding Deleted Mortgage Loan (if any) after the related date of substitution, shall not be part of the Trust Fund and are to be remitted by the applicable Master Servicer to the Mortgage Loan Seller promptly following receipt.

                                       11

            If any Mortgage Loan is to be repurchased or replaced by the
Mortgage Loan Seller as contemplated by this Section 5, upon direction by the applicable Master Servicer, the Mortgage Loan Seller shall amend the Mortgage
Loan Schedule to reflect the removal of any Deleted Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and deliver or cause the delivery of such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement. Upon any substitution of one or more Replacement Mortgage Loans for a Deleted Mortgage Loan, such Replacement
Mortgage Loan(s) shall become part of the Trust Fund and be subject to the terms of this Agreement in all respects.

            (c)   Upon the date when the full amount of the Purchase Price or
Substitution Shortfall Amount (as the case may be) for any Mortgage Loan repurchased or replaced by the related Mortgage Loan Seller as contemplated by this Section 5 has been deposited in the account designated therefor by the
Purchaser (or the applicable Master Servicer on its behalf), and further, if applicable, upon receipt by the Purchaser (or the Trustee or a Custodian appointed thereby) of the Mortgage File for each Replacement Mortgage Loan (if any) to be substituted for a Deleted Mortgage Loan, together with any certifications and/or opinions required pursuant to this Section 5 to be delivered by the Mortgage Loan Seller, the Purchaser (or the Trustee) shall (i)
release or cause the release of the Mortgage File and any Additional Collateral held by or on behalf of the Purchaser (or the Trustee) for the Deleted Mortgage
Loan to the Mortgage Loan Seller or its designee and (ii) execute and deliver such instruments of release, transfer and/or assignment, in each case without recourse, as shall be provided to it and are reasonably necessary to vest in the
Mortgage Loan Seller or its designee the ownership of the Deleted Mortgage Loan, and the Purchaser (or the applicable Master Servicer on its behalf) shall notify the affected Borrowers of the transfers of the Deleted Mortgage Loan(s) and any
Replacement Mortgage Loan(s). In connection with any such repurchase or substitution by the Mortgage Loan Seller, each of the applicable Master Servicer and the Special Servicer (or other servicing agent for the Purchaser) shall deliver to the Mortgage Loan Seller or its designee any portion of the related
Servicing File, together with any Escrow Payments, Reserve Funds and Additional
Collateral, held by or on behalf of such Master Servicer or the Special Servicer
(or other servicing agent for the Purchaser), as the case may be, with respect to the Deleted Mortgage Loan, in each case at the expense of the Mortgage Loan
Seller.

            (d)   It is understood and agreed that the obligations of the
Mortgage Loan Seller set forth in this Section 5 to cure a Material Breach or a
Material Document Defect, or to repurchase or replace the related Defective
Mortgage Loan(s), constitute the sole remedies available to the Purchaser, the
Certificateholders or the Trustee on behalf of the Certificateholders with respect to a Breach or Document Defect in respect of any Mortgage Loan.

            Notwithstanding the foregoing, to the extent (but only to the extent) that (A) the Mortgage Loan Seller represents in the representation and warranty set forth in the final sentence of paragraph 23 or the representation and warranty set forth in the final sentence of paragraph 29 of Exhibit C attached hereto that the Borrower under a Mortgage Loan is required to pay, or that the lender is entitled to charge the Borrower for, a cost or expense described in such sentence, (B) such representation and warranty is untrue with respect to such cost or expense, (C) the Purchaser actually incurs such cost or such expense, (D) the Purchaser (or a Person acting on

                                       12

behalf of the Purchaser) exercises efforts consistent with the Servicing
Standard and the related Mortgage Loan Documents to collect such cost or expense from the Borrower and (E) the Borrower does not pay such cost or expense at or before the conclusion of the efforts described in the preceding clause (D), then the Mortgage Loan Seller hereby covenants and agrees (it being the intention of the parties that all, and not less than all, of the conditions described in the preceding clauses (A), (B), (C), (D) and (E) shall be precedent to such covenant and agreement) to pay such cost or expense within 90 days following a direction by the Purchaser (or a Person acting on behalf of the Purchaser) to do so. Also notwithstanding the foregoing, the remedy described in the immediately preceding sentence shall constitute the sole remedy available to the Purchaser, the
Certificateholders or the Trustee on behalf of the Certificateholders with respect to any breach of any representation described in clause (A) of the immediately preceding sentence, the Mortgage Loan Seller shall not otherwise have any obligation to cure such a breach and the Mortgage Loan Seller shall not have any obligation to repurchase or replace the affected Mortgage Loan.

            SECTION 6. Closing. The closing of the sale of the Mortgage Loans
(the "Closing") shall be held at the offices of Sidley Austin LLP, 787 Seventh
Avenue, New York, New York 10019 at 10:00 a.m., New York City time, on the
Closing Date.

            The Closing shall be subject to each of the following conditions:

            (i)     All of the representations and warranties of the Mortgage
      Loan Seller made pursuant to Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

            (ii)    All documents specified in Section 7 of this Agreement (the
      "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and, in the case of the Pooling and Servicing
      Agreement (insofar as such Agreement affects the obligations of the
      Mortgage Loan Seller hereunder), to the Mortgage Loan Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (iii)   The Mortgage Loan Seller shall have delivered and released to the Purchaser or its designee, all documents, funds and other assets required to be delivered thereto pursuant to Section 2 of this Agreement;

            (iv)    The result of any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

            (v)     All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Mortgage Loan Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed by it after the
      Closing Date;

                                       13

            (vi)    The Mortgage Loan Seller shall have paid all fees and
      expenses payable by it to the Purchaser or otherwise pursuant to this
      Agreement;

            (vii)   the Mortgage Loan Seller shall have received the purchase
      price for the Mortgage Loans, as contemplated by Section 1; and

            (viii)  Neither the Underwriting Agreement nor the Certificate
      Purchase Agreement shall have been terminated in accordance with its terms.

            Each of the parties agrees to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 7. Closing Documents. The Purchaser or its designee shall have received all of the following Closing Documents, in such forms as are agreed upon and acceptable to the Purchaser, the Underwriters, the Initial
Purchasers and the Rating Agencies (collectively, the "Interested Parties"), and upon which the Interested Parties may rely:

            (i)     This Agreement, duly executed by the Purchaser and the
      Mortgage Loan Seller;

            (ii)    Each of the Pooling and Servicing Agreement and the
      Indemnification Agreement, duly executed by the respective parties thereto;

            (iii)   An Officer's Certificate substantially in the form of
      Exhibit D-1 hereto, executed by the Secretary or an assistant secretary of the Mortgage Loan Seller, in his or her individual capacity, and dated the
      Closing Date, and upon which the Interested Parties may rely, attaching thereto as exhibits (A) the resolutions of the board of directors of the
      Mortgage Loan Seller authorizing the Mortgage Loan Seller's entering into the transactions contemplated by this Agreement and the Indemnification
      Agreement, and (B) the organizational documents of the Mortgage Loan
      Seller;

            (iv)    A certificate of good standing with respect to the Mortgage
      Loan Seller issued by the Comptroller of the Currency of the United States
      not earlier than 60 days prior to the Closing Date, and upon which the
      Interested Parties may rely;

            (v)     A Certificate of the Mortgage Loan Seller substantially in the form of Exhibit D-2 hereto, executed by an executive officer of the
      Mortgage Loan Seller on the Mortgage Loan Seller's behalf and dated the
      Closing Date, and upon which the Interested Parties may rely;

            (vi)    The written opinion of in-house counsel for the Mortgage
      Loan Seller, dated the Closing Date and addressed to the Interested
      Parties and the Trustee, which opinion shall be substantially in the form of Exhibit D-3A hereto (with such additions, deletions or modifications as may be required by either Rating Agency);

            (vii)   A written opinion of Sidley Austin Brown & Wood LLP, special counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Interested

                                       14

      Parties and the Trustee, which opinion shall be substantially in the form of Exhibit D-3B hereto (with such additions, deletions or modifications as may be required by either Rating Agency);

            (viii)  A letter from Andrews Kurth LLP, special counsel for the
      Mortgage Loan Seller, dated the Closing Date and addressed to BSCMSI and the Underwriters, which letter shall be substantially in the form of
      Exhibit D-3C hereto;

            (ix)    copies of all other opinions rendered by counsel for the
      Mortgage Loan Seller to the Rating Agencies in connection with the transactions contemplated by this Agreement, including, but not limited to, with respect to the characterization of the transfer of the Mortgage
      Loans hereunder as a true sale, with each such opinion to be addressed to the other Interested Parties and the Trustee or accompanied by a letter signed by such counsel stating that the other Interested Parties and the
      Trustee may rely on such opinion as if it were addressed to them as of date thereof;

            (x)     One or more comfort letters from Deloitte & Touche LLP,
      certified public accountants, dated the date of any preliminary Prospectus
      Supplement, the Prospectus Supplement and the Memorandum, respectively, and addressed to, and in form and substance acceptable to, the Interested
      Parties (other than the Rating Agencies), stating in effect that, using the assumptions and methodology used by BSCMSI or the Underwriters, as applicable, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any preliminary Prospectus Supplement, the Prospectus
      Supplement and the Memorandum, compared the results of their calculations to the corresponding items in any preliminary Prospectus Supplement, the
      Prospectus Supplement and the Memorandum, respectively, and found each such number and percentage set forth in any preliminary Prospectus
      Supplement, the Prospectus Supplement and the Memorandum, respectively, to be in agreement with the results of such calculations; and

            (xi)    Such further certificates, opinions and documents as the
      Purchaser may reasonably request or any Rating Agency may require.

            SECTION 8. Costs. Whether or not this Agreement is terminated, the costs and expenses incurred in connection with the transactions herein contemplated shall be allocated pursuant to the terms of a settlement statement dated the Closing Date.

            SECTION 9. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by similar mailed writing, if to the Purchaser, addressed to the Purchaser at 383
Madison Avenue, New York, New York 10179, Attention: J. Christopher Hoeffel,
Senior Managing Director, Commercial Mortgage Department (with copies to the attention of Joseph T. Jurkowski, Jr., Managing Director, Legal Department), or
such other address as may be designated by the Purchaser to the Mortgage Loan
Seller in writing, or, if to the Mortgage Loan Seller, addressed to the Mortgage
Loan Seller at 225 West Wacker Drive, Suite 2550, Chicago, Illinois 60606,
Attention: Brigid Mattingly (with copies to the attention of

                                       15

Robert F. Darling, Esq., Wells Fargo Bank, National Association, 633 Folsom
Street, 7th Floor, MAC A0149-075, San Francisco, California 94107), or such other address as may be designated by the Mortgage Loan Seller to the Purchaser in writing.

            SECTION 10. Miscellaneous. Neither this Agreement nor any term or provision hereof may be changed, waived, discharged or terminated except by a writing signed by a duly authorized officer of the party against whom enforcement of such change, waiver, discharge or termination is sought to be enforced. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder. Notwithstanding any contrary provision of this Agreement or the
Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise adversely affect, the Mortgage Loan Seller, without the consent of the Mortgage Loan Seller.

            SECTION 11. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Mortgage Loan Seller delivered pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the
Mortgage Loans by the Mortgage Loan Seller to BSCMSI and by BSCMSI to the Trust,
notwithstanding any restrictive or qualified endorsement or assignment in respect of any Mortgage Loan.

            SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this
Agreement that is prohibited or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Governing Law; Consent to Jurisdiction; Waiver of Trial
by Jury. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH
THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND
TO BE PERFORMED ENTIRELY IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER
APPLICABLE LAW, EACH OF THE PURCHASER AND THE MORTGAGE LOAN SELLER HEREBY
IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL
COURTS SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY WITH RESPECT TO
MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL
CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING

                                       16

MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III)
WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM;
(IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE
CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR
IN ANY OTHER MANNER PROVIDED BY LAW; AND (V) WAIVES TO THE EXTENT PERMITTED BY
APPLICABLE LAW ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, SUIT, PROCEEDING
OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) RELATING TO OR
ARISING OUT OF THIS AGREEMENT.

            SECTION 14. Further Assurances. The Mortgage Loan Seller and the
Purchaser each agrees to execute and deliver such instruments and take such further actions as any other party hereto may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this
Agreement.

            SECTION 15. Successors and Assigns. The rights and obligations of the Mortgage Loan Seller under this Agreement shall not be assigned by the
Mortgage Loan Seller without the prior written consent of the Purchaser, except that any person into which the Mortgage Loan Seller may be merged or consolidated, or any person resulting from any merger, conversion or consolidation to which the Mortgage Loan Seller is a party, or any person succeeding to all or substantially all of the business of the Mortgage Loan
Seller, shall be the successor to the Mortgage Loan Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, BSCMSI is expressly authorized to assign its rights under this Agreement, in whole or in part, to the Trustee for the benefit of the registered holders and beneficial owners of the Certificates. To the extent of any such assignment, the Trustee, for the benefit of the registered holders and beneficial owners of the Certificates, shall be the Purchaser hereunder. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser, and their respective successors and permitted assigns.

            SECTION 16. Information. The Mortgage Loan Seller shall provide the
Purchaser with such information about itself, the Mortgage Loans and the underwriting and servicing procedures applicable to the Mortgage Loans as is (i)
customary in commercial mortgage loan securitization transactions, (ii) required by a Rating Agency or a governmental agency or body or (iii) reasonably requested by the Purchaser for use in a public or private disclosure document.

            SECTION 17. Cross-Collateralized Mortgage Loans. Notwithstanding
anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage
Loans (each, a "Cross-Collateralized Group"), by their terms, cross-defaulted and cross-collateralized, if identified as such on the Mortgage Loan Schedule.
For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 17 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in Exhibit C hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing
Agreement, shall be interpreted in a manner consistent with this Section 17. In

                                       17

addition, if there exists with respect to any Cross-Collateralized Group only one original of any document referred to in the definition of "Mortgage File" in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such
Cross-Collateralized Group, the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans constituting such
Cross-Collateralized Group shall be deemed an inclusion of such original in the
Mortgage File for each such Mortgage Loan.

            SECTION 18. Entire Agreement. Except as otherwise expressly contemplated hereby, this Agreement constitutes the entire agreement and understanding of the parties with respect to the matters addressed herein, and this Agreement supersedes any prior agreements and/or understandings, written or oral, with respect to such matters.

                            [SIGNATURE PAGE FOLLOWS]

                                       18

            IN WITNESS WHEREOF, the Mortgage Loan Seller and the Purchaser have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION

                                     By: /s/ Brigid M Mattingly
                                         ---------------------------
                                     Name: Brigid M Mattingly
                                     Title: Executive Vice President

                                     BEAR STEARNS COMMERCIAL
                                     MORTGAGE SECURITIES INC.

                                     By: /s/ Adam Ansaldi
                                         ---------------------------
                                     Name: Adam Ansaldi
                                     Title: Vice President

                                    WFB MLPA

                                    EXHIBIT A

               SCHEDULE OF WELLS FARGO BANK POOLED MORTGAGE LOANS

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC., SERIES 2007-PWR17

MORTGAGE LOAN SCHEDULE

     SELLER                          CMSA           CMSA
    LOAN ID            ID          LOAN NO.     PROPERTY NO.   PROPERTY NAME (1)
----------------------------------------------------------------------------------------------------------------------------------

   510906939           1              1                        DRA / Colonial Office Portfolio
   510906939          1-a                           1-001      Heathrow Inter. Business Ctr.
   510906939          1-b                           1-002      Research Office Park
----------------------------------------------------------------------------------------------------------------------------------
   510906939          1-c                           1-003      CC at Town Park
   510906939          1-d                           1-004      Colonial Place I & II
   510906939          1-e                           1-005      CC at Colonnade
   510906939          1-f                           1-006      Peachtree Street
   510906939          1-g                           1-007      CP Town Park Combined
----------------------------------------------------------------------------------------------------------------------------------
   510906939          1-h                           1-008      Concourse Center
   510906939          1-i                           1-009      CC at Town Park 600
   510906939          1-j                           1-010      Riverchase Center
   510906939          1-k                           1-011      International Office Park
   510906939          1-l                           1-012      Colonial Center at Bayside
----------------------------------------------------------------------------------------------------------------------------------
   510906939          1-m                           1-013      Colonial Center at Blue Lake
   510906939          1-n                           1-014      Shops at Colonnade - Retail
   510906939          1-o                           1-015      Colonial Plaza
   510906939          1-p                           1-016      Esplanade
   510906939          1-q                           1-017      Maitland Office Building
----------------------------------------------------------------------------------------------------------------------------------
   510906939          1-r                           1-018      HIBC 1000 Building
   510906939          1-s                           1-019      One Independence Plaza
   510906940           4              4             4-001      1101 New York Avenue
   510906196           8              8                        DRA Retail Portfolio
   510906196A         8-a                           8-001      Cherrydale Point
----------------------------------------------------------------------------------------------------------------------------------
   510906196B         8-b                           8-002      Smithtown
   510906196C         8-c                           8-003      Redwood City
   310906483           9              9             9-001      AMLI Midtown
   310906589           17             17           17-001      800 El Camino Real
   310905296           21             21           21-001      Palm Valley Medical Building
----------------------------------------------------------------------------------------------------------------------------------
   310906332           24             24           24-001      Homewood Suites Falls Church
   310904871           29             29           29-001      Estrella Medical Plaza
   310906558           31             31           31-001      Cardenas Market Fontana
   310906776           33             33           33-001      ANC - Parkway Medical
   310906247           34             34           34-001      Creekwood Commons
----------------------------------------------------------------------------------------------------------------------------------
   310905295           41             41           41-001      Avondale Medical Building
   310906391           44             44           44-001      Niagara Water
   310906620           50             50           50-001      Ramada Newark Airport
   310906299           51             51           51-001      North Los Altos Shopping Center
   310905537           56             56           56-001      Miramar Commercial Center
----------------------------------------------------------------------------------------------------------------------------------
   310906778           57             57           57-001      ANC - 1301 & 1401 GV Parkway
   310906088           59             59           59-001      PGA Professional Center
   310906642           70             70           70-001      Fairfield Inn - Chantilly, VA
   310906207           71             71           71-001      Doc Stone Commons
   310906174           74             74           74-001      East Main St
----------------------------------------------------------------------------------------------------------------------------------
   310905865           77             77           77-001      Eagle Landing Apartments
   310906644           80             80           80-001      Hampton Inn - Woodbridge, VA
   310906327           84             84           84-001      The Ventura Shopping Center
   310906477           89             89           89-001      Zinfandel Ranch Apartments
   310906684           90             90           90-001      Jefferson Square
----------------------------------------------------------------------------------------------------------------------------------
   310906148           95             95           95-001      El Portal Office
   310906770           96             96           96-001      Foothill Corporate
   310906547          104            104           104-001     Silver Creek
   310906590          108            108           108-001     Marina Dunes
   310906742          111            111           111-001     Aetna Building
----------------------------------------------------------------------------------------------------------------------------------
   310905446          113            113           113-001     Rudgate West
   310906346          114            114           114-001     Sandpointe Apartments
   310906549          115            115           115-001     200 Tech
   310906256          117            117           117-001     Drury Inn - Marion, IL
   310906328          119            119           119-001     Ray's Food Place
----------------------------------------------------------------------------------------------------------------------------------
   310906502          120            120           120-001     Borders Tacoma
   310906675          122            122           122-001     Aztec Mobile Home Park
   310906301          123            123           123-001     CVS - Starbucks Paramount
   310906394          124            124           124-001     Carneros Self Storage - Napa
   310906027          125            125           125-001     Alameda Shopping Center
----------------------------------------------------------------------------------------------------------------------------------
   310906597          132            132                       Rite Aid Portfolio
   310906597A        132-a                         132-001     Rite Aid Parma-OH
   310906597B        132-b                         132-002     Rite Aid Hyden-KY
   310906597C        132-c                         132-003     Rite Aid Dumfries-VA
   310906189          133            133           133-001     Bollinger Crossing
----------------------------------------------------------------------------------------------------------------------------------
   310906106          135            135           135-001     South Fountain View Office Center
   610906270          144            144           144-001     Shepherd Ranch Shopping Plaza
   310906688          145            145           145-001     Crown Plaza Office
   310906142          147            147           147-001     Lakewood Collection
   310906246          149            149           149-001     Saline Shopping Center
----------------------------------------------------------------------------------------------------------------------------------
   410906631          153            153           153-001     CVS Pharmacy Newbury Park
   410906480          155            155           155-001     Woodcreek Estates
   410906182          158            158           158-001     Watson Court
   410906376          160            160           160-001     820 Kifer Road
   410906499          162            162           162-001     10471 Grant Line
----------------------------------------------------------------------------------------------------------------------------------
   410905964          167            167           167-001     2050 Kestrel Avenue Industrial
   410906005          168            168           168-001     Sobel Building
   410906393          169            169           169-001     Walgreens - Brick, New Jersey
   410906243          171            171           171-001     Wells Fargo - Gulf Freeway
   310905113          173            173           173-001     Country Inn & Suites Hixson
----------------------------------------------------------------------------------------------------------------------------------
   620905484          174            174           174-001     Rite Aid Barstow
   620905485          175            175           175-001     Rite Aid Coachella
   410906683          179            179           179-001     507 Polk Street
   410906330          184            184           184-001     Hayden Lane Apartments
   410906447          187            187           187-001     Park 16 Office Building
----------------------------------------------------------------------------------------------------------------------------------
   410906172          190            190           190-001     Rite Aid Fallbrook
   410906625          191            191           191-001     Eastwood Terrace Apartments
   410906404          194            194           194-001     Florida Secure Storage
   410906729          196            196           196-001     Potomac Plaza Retail Center
   410906190          197            197           197-001     400 El Cerro Blvd
----------------------------------------------------------------------------------------------------------------------------------
   410906471          199            199           199-001     Scolari's
   410906061          200            200           200-001     Airport Business Park
   410906205          201            201           201-001     Lake Meridian Station
   410905763          202            202           202-001     Piggly Wiggly - Kaukauna, WI
   410906307          207            207           207-001     The Lewis Building
----------------------------------------------------------------------------------------------------------------------------------
   410906080          210            210           210-001     Lake Plaza Office Building
   410906162          211            211           211-001     Superior Industrial Center
   410906377          213            213           213-001     Avalon Plaza
   410906052          214            214           214-001     Shops at Waggoner Road
   410906587          216            216           216-001     Priority Health Office Building
----------------------------------------------------------------------------------------------------------------------------------
   410906591          217            217           217-001     Trillium Townhomes Phase II
   410906454          218            218           218-001     Total Roofing Building
   410906141          219            219           219-001     Gateway Market
   410905986          224            224           224-001     Black Canyon Plaza
   410906452          225            225           225-001     Rust Building
----------------------------------------------------------------------------------------------------------------------------------
   620906559          226            226           226-001     Hidden Valley Parkway Shops
   310906333          227            227           227-001     Silver Diner Falls Church
   410906507          230            230           230-001     760 Harrison Street
   410906022          232            232           232-001     The Shops at Costco Plaza
   410905757          233            233           233-001     Howard and Baronne Self Storage
----------------------------------------------------------------------------------------------------------------------------------
   410905492          234            234           234-001     AA- Alpine-Jordan Point
   410906445          235            235           235-001     24341 S. Wilmington Avenue Industrial
   410906632          240            240           240-001     203 W. Cottage Grove Retail Center
   410906501          241            241           241-001     Office Max Chesapeake
   410906389          242            242           242-001     Chicago Title Office Complex
----------------------------------------------------------------------------------------------------------------------------------
   410905551          244            244           244-001     Brentwood Townhomes - Austin, TX
   410906450          246            246           246-001     Eastside Self Storage - Cincinnati, OH
   410906562          247            247           247-001     Rocky Mountain Pies Industrial
   410906665          248            248           248-001     1515 Alice Street
   410906803          249            249           249-001     Eckerd - High Point, NC
----------------------------------------------------------------------------------------------------------------------------------
   410906658          250            250           250-001     National Tire and Battery - Shawnee
   410906651          251            251           251-001     Palm Bay Commons
   410906086          252            252           252-001     Linden Avenue Apartments
   410906463          253            253           253-001     Egret Plaza Retail
   410906458          254            254           254-001     Bank of the West Building - Danville
----------------------------------------------------------------------------------------------------------------------------------
   410906666          256            256           256-001     595 Merritt Avenue
   620906484          257            257           257-001     923-957 Baldwin Park Industrial
   410906396          259            259           259-001     Autozone Paradise
   410906692          261            261           261-001     Ramona Park Apartments
   410906705          262            262           262-001     ADT Office Building
----------------------------------------------------------------------------------------------------------------------------------
   410906720          263            263           263-001     Sherwin Williams - Mansfield
   410906748          264            264           264-001     La Fortuna Apartments

    SELLER
    LOAN ID      ADDRESS                                                  CITY                                     STATE
----------------------------------------------------------------------------------------------------------------------------

   510906939     Various                                                  Various                                 Various
   510906939     300, 400, 701, 801, 901 & 1001 International Parkway     Lake Mary                                 FL
   510906939     12301-4 Research Boulevard, Buildings III & IV           Austin                                    TX
----------------------------------------------------------------------------------------------------------------------------
   510906939     100, 200 & 300 Colonial Center Parkway                   Lake Mary                                 FL
   510906939     4300 & 4350 Cypress Street                               Tampa                                     FL
   510906939     3500, 3700 & 3800 Colonnade Parkway                      Birmingham                                AL
   510906939     1355 Peachtree Street NE                                 Atlanta                                   GA
   510906939     950 Market Promenade Avenue                              Lake Mary                                 FL
----------------------------------------------------------------------------------------------------------------------------
   510906939     3501, 3503, 3505 & 3507 Frontage Road                    Tampa                                     FL
   510906939     600 Colonial Center Parkway                              Lake Mary                                 FL
   510906939     2100, 2200 & 2300 Riverchase Center                      Birmingham                                AL
   510906939     1800 & 1900 International Park Drive                     Birmingham                                AL
   510906939     17757 US Highway 19 North                                Clearwater                                FL
----------------------------------------------------------------------------------------------------------------------------
   510906939     3500 Blue Lake Drive                                     Birmingham                                AL
   510906939     3409-3443 Colonnade Parkway                              Birmingham                                AL
   510906939     2101 6th Avenue North                                    Birmingham                                AL
   510906939     2101 Rexford Road                                        Charlotte                                 NC
   510906939     901 Lake Destiny Drive                                   Maitland                                  FL
----------------------------------------------------------------------------------------------------------------------------
   510906939     1000 Business Center Drive                               Lake Mary                                 FL
   510906939     One Independence Drive                                   Birmingham                                AL
   510906940     1101 New York Avenue NW                                  Washington                                DC
   510906196     Various                                                  Various                                 Various
   510906196A    3201-3281 North Pleasantburg Drive                       Greenville                                SC
----------------------------------------------------------------------------------------------------------------------------
   510906196B    3050 Middle Country Road                                 Nesconset                                 NY
   510906196C    2110 Middlefield Road                                    Redwood City                              CA
   310906483     2350 Bagby Street                                        Houston                                   TX
   310906589     800 W. El Camino Real                                    Mountain View                             CA
   310905296     13555 West McDowell Road                                 Goodyear                                  AZ
----------------------------------------------------------------------------------------------------------------------------
   310906332     8130 Porter Road                                         Falls Church                              VA
   310904871     9305 W. Thomas Road                                      Phoenix                                   AZ
   310906558     16184, 16192, 16212, 16232 Foothill Blvd. & 8023         Fontana                                   CA
                 Citrus Ave.
   310906776     100 N. Green Valley Parkway                              Henderson                                 NV
   310906247     203-309 NE Englewood Road                                Kansas City                               MO
----------------------------------------------------------------------------------------------------------------------------
   310905295     10815 West McDowell Road                                 Avondale                                  AZ
   310906391     7561 Industrial Boulevard                                Upper Macungie Township                   PA
   310906620     550 Route 1 South                                        Newark                                    NJ
   310906299     2210-2245, 2280, 2290 Bellflower Boulevard               Long Beach                                CA
                 & 5555, 5501-5561 Stearns Street
   310905537     8990, 8996, & 8998 Miramar Road                          San Diego                                 CA
----------------------------------------------------------------------------------------------------------------------------
   310906778     1301 & 1401 N. Green Valley Parkway                      Henderson                                 NV
   310906088     4300 Design Center Drive                                 Palm Beach Gardens                        FL
   310906642     3960 Corsair Court                                       Chantilly                                 VA
   310906207     317 Worth Avenue                                         Stafford                                  VA
   310906174     117-127 & 124-128 East Main Street                       Newark                                    DE
----------------------------------------------------------------------------------------------------------------------------
   310905865     20240 and 20244 Reed Lane                                Bend                                      OR
   310906644     1240 Annapolis Way                                       Woodbridge                                VA
   310906327     1717 - 1795 South Victoria Avenue                        Ventura                                   CA
   310906477     10833 Folsom Blvd.                                       Rancho Cordova                            CA
   310906684     2740 South 6th Street                                    Klamath Falls                             OR
----------------------------------------------------------------------------------------------------------------------------
   310906148     3337, 3361, and 3381 G Street and 105, 127,              Merced                                    CA
                 and 139 West El Portal Drive
   310906770     5180 Golden Foothill Parkway                             El Dorado Hills                           CA
   310906547     1776 Summit Forest Drive                                 Marietta                                  GA
   310906590     3330 Dunes Drive                                         Marina                                    CA
   310906742     1800 E. Interstate Ave.                                  Bismarck                                  ND
----------------------------------------------------------------------------------------------------------------------------
   310905446     7040 Shawnee Drive                                       Romulus                                   MI
   310906346     655 Hilltop Drive                                        Redding                                   CA
   310906549     153 Northboro Road                                       Marlborough                               MA
   310906256     2706 West DeYoung Street                                 Marion                                    IL
   310906328     150 Oroyan Ave                                           Eugene                                    OR
----------------------------------------------------------------------------------------------------------------------------
   310906502     2508 S. 38th Street                                      Tacoma                                    WA
   310906675     7425 N. Church Street                                    Yucca Valley                              CA
   310906301     8819-8859 Alondra Blvd                                   Paramount                                 CA
   310906394     24270 Arnold Drive                                       Sonoma                                    CA
   310906027     2100-2198 S. Sheridan Road                               Tulsa                                     OK
----------------------------------------------------------------------------------------------------------------------------
   310906597     Various                                                  Various                                 Various
   310906597A    5455 Ridge Road                                          Parma                                     OH
   310906597B    21287 Highway 421                                        Hyden                                     KY
   310906597C    4424 Fortuna Center Plaza                                Dumfries                                  VA
   310906189     18080 San Ramon Valley Blvd                              San Ramon                                 CA
----------------------------------------------------------------------------------------------------------------------------
   310906106     29110 Inkster Rd                                         Southfield                                MI
   610906270     8879-8939 N. Chestnut Ave.                               Fresno                                    CA
   310906688     114 West Magnolia Street                                 Bellingham                                WA
   310906142     5312-5316 N Clark Avenue and 5105-5137                   Lakewood                                  CA
                 Candlewood Street
   310906246     501 - 565 East Michigan Ave                              Saline                                    MI
----------------------------------------------------------------------------------------------------------------------------
   410906631     123 North Reino Road                                     Newbury Park                              CA
   410906480     15935 Spring Oaks Rd                                     El Cajon                                  CA
   410906182     2730 Watson Court                                        Palo Alto                                 CA
   410906376     820 Kifer Road                                           Sunnyvale                                 CA
   410906499     10471 Grant Line Road                                    Elk Grove                                 CA
----------------------------------------------------------------------------------------------------------------------------
   410905964     2050 Kestrel Avenue                                      DeSoto                                    TX
   410906005     680 8th Street                                           San Francisco                             CA
   410906393     1890 Route 88                                            Brick                                     NJ
   410906243     14200 Gulf Freeway                                       Houston                                   TX
   310905113     5105 Highway 153                                         Hixson                                    TN
----------------------------------------------------------------------------------------------------------------------------
   620905484     1380 Barstow Road                                        Barstow                                   CA
   620905485     4976 S Harrison St                                       Coachella                                 CA
   410906683     507 Polk Street                                          San Francisco                             CA
   410906330     1876 & 1896 East Hayden Road                             Tempe                                     AZ
   410906447     3221 North 16th Street                                   Phoenix                                   AZ
----------------------------------------------------------------------------------------------------------------------------
   410906172     1331 S. Mission Road                                     Fallbrook                                 CA
   410906625     2921 W. Clark Road                                       Ypsilanti                                 MI
   410906404     27300 Catherine Street                                   Okahumpka                                 FL
   410906729     901 Slaters Lane                                         Alexandria                                VA
   410906190     400 El Cerro Boulevard                                   Danville                                  CA
----------------------------------------------------------------------------------------------------------------------------
   410906471     2121 Spring Street                                       Paso Robles                               CA
   410906061     1655-2033 25th Street Southeast                          Salem                                     OR
   410906205     15423 SE 272nd St.                                       Kent                                      WA
   410905763     2400 Crooks Avenue                                       Kaukauna                                  WI
   410906307     116 S. Indiana Avenue                                    Bloomington                               IN
----------------------------------------------------------------------------------------------------------------------------
   410906080     6801 Lake Plaza Dr.                                      Indianapolis                              IN
   410906162     4116-4202 East Superior Avenue                           Phoenix                                   AZ
   410906377     460 Carson Plaza Drive                                   Carson                                    CA
   410906052     7940 East Broad Street                                   Columbus                                  OH
   410906587     250 East 8th Street                                      Holland                                   MI
----------------------------------------------------------------------------------------------------------------------------
   410906591     3 West Stonington Place, 18 East                         Fishersville                              VA
                 Stonington Place, 32 East Stonington
                 Place and 50 East Stonigton Place
   410906454     3001-3003 N. San Fernando Blvd.                          Burbank                                   CA
   410906141     2002 Woodland Ave                                        Des Moines                                IA
   410905986     2647 West Glendale Avenue                                Phoenix                                   AZ
   410906452     950 Pacific Ave.                                         Tacoma                                    WA
----------------------------------------------------------------------------------------------------------------------------
   620906559     110 Hidden Valley Parkway                                Norco                                     CA
   310906333     8150 Porter Road                                         Falls Church                              VA
   410906507     760 Harrison Street and 37 Rizal Lane                    San Francisco                             CA
   410906022     3900 West Costco Dr.                                     Marana                                    AZ
   410905757     835 St. Joseph Street                                    New Orleans                               LA
----------------------------------------------------------------------------------------------------------------------------
   410905492     1985 North Pointe Meadow Drive                           Lehi                                      UT
   410906445     24301-24351 South Wilmington Avenue                      Carson                                    CA
   410906632     203 W. Cottage Grove Road                                Cottage Grove                             WI
   410906501     4210 Portsmouth Blvd.                                    Chesapeake                                VA
   410906389     914 E. Gurley Street                                     Prescott                                  AZ
----------------------------------------------------------------------------------------------------------------------------
   410905551     5506 Grover Ave.                                         Austin                                    TX
   410906450     715 Cincinnati Batavia Pike                              Cincinnati                                OH
   410906562     250 West Crossroads Square                               Salt Lake City                            UT
   410906665     1515 Alice Street                                        Oakland                                   CA
   410906803     2012 North Main Street                                   High Point                                NC
----------------------------------------------------------------------------------------------------------------------------
   410906658     15810 West 67th Street                                   Shawnee                                   KS
   410906651     1105 Palm Bay Road                                       Melbourne                                 FL
   410906086     450-520 Linden Avenue                                    Oxnard                                    CA
   410906463     2320-2330 Cloud Drive Northeast                          Blaine                                    MN
   410906458     307 - 309 Diablo Road                                    Danville                                  CA
----------------------------------------------------------------------------------------------------------------------------
   410906666     595 Merritt Avenue                                       Oakland                                   CA
   620906484     923-957 Baldwin Park Boulevard                           Baldwin Park                              CA
   410906396     7542 Skyway Boulevard                                    Paradise                                  CA
   410906692     9900 Ramona Street                                       Bellflower                                CA
   410906705     120 West Park Drive                                      Birmingham                                AL
----------------------------------------------------------------------------------------------------------------------------
   410906720     1425 Highway 287 North                                   Mansfield                                 TX
   410906748     931 & 933 4th Ave East                                   Kalispell                                 MT

                                                                                        MONTHLY          MONTHLY
                                                                    CUT-OFF                DEBT     DEBT SERVICE
     SELLER                                 ORIGINAL                   DATE             SERVICE         AFTER IO
    LOAN ID         ZIP CODE             BALANCE ($)        BALANCE ($) (3)         ($) (4) (5)      ($) (4) (5)
---------------------------------------------------------------------------------------------------------------------

   510906939         Various             247,302,419            247,302,419        1,172,196.29         NAP
   510906939          32746               34,630,982             34,630,982
   510906939          78759               26,447,908             26,447,908
---------------------------------------------------------------------------------------------------------------------
   510906939          32746               23,265,602             23,265,602
   510906939          33607               20,379,333             20,379,333
   510906939          35243               19,575,196             19,575,196
   510906939          30309               15,561,000             15,561,000
   510906939          32746               14,764,167             14,764,167
---------------------------------------------------------------------------------------------------------------------
   510906939          33607               12,254,067             12,254,067
   510906939          32746               11,926,964             11,926,964
   510906939          35244                9,226,014              9,226,014
   510906939          35243                8,717,915              8,717,915
   510906939          33764                8,370,268              8,370,268
---------------------------------------------------------------------------------------------------------------------
   510906939          35243                7,380,812              7,380,812
   510906939          35243                7,225,554              7,225,554
   510906939          35203                6,712,260              6,712,260
   510906939          28211                6,685,518              6,685,518
   510906939          32751                5,273,750              5,273,750
---------------------------------------------------------------------------------------------------------------------
   510906939          32746                4,679,862              4,679,862
   510906939          35209                4,225,247              4,225,247
   510906940          20005              112,500,000            112,500,000          546,074.22      656,162.21
   510906196         Various              49,000,000             49,000,000          246,332.75         NAP
   510906196A         29609               36,768,750             36,768,750
---------------------------------------------------------------------------------------------------------------------
   510906196B         11767                6,643,750              6,643,750
   510906196C         94063                5,587,500              5,587,500
   310906483          77006               46,800,000             46,800,000          224,359.42         NAP
   310906589          94040               26,000,000             26,000,000          123,677.55         NAP
   310905296          85338               24,000,000             23,978,230          138,536.59         NAP
---------------------------------------------------------------------------------------------------------------------
   310906332          22042               23,000,000             23,000,000          109,601.39      132,618.87
   310904871          85037               21,000,000             21,000,000          111,071.53      129,437.24
   310906558          92335               20,000,000             20,000,000           94,333.33      115,573.62
   310906776          89074               19,500,000             19,500,000           99,101.30      117,100.46
   310906247          64118               19,200,000             19,200,000           92,304.44      111,315.24
---------------------------------------------------------------------------------------------------------------------
   310905295          85323               16,000,000             15,985,395           92,105.02         NAP
   310906391          18106               15,440,000             15,407,926           90,496.37         NAP
   310906620          07114               14,000,000             14,000,000           65,767.59      80,018.29
   310906299          90815               14,000,000             13,986,339           78,230.22         NAP
   310905537          92126               13,300,000             13,300,000           62,085.91         NAP
---------------------------------------------------------------------------------------------------------------------
   310906778          89074               12,900,000             12,900,000           65,559.32      77,466.46
   310906088          33410               12,400,000             12,400,000           60,451.44      72,520.66
   310906642          20151               11,120,000             11,120,000           55,714.55      66,170.39
   310906207          22556               11,000,000             11,000,000           50,652.20         NAP
   310906174          19711               10,560,000             10,530,142           61,625.30         NAP
---------------------------------------------------------------------------------------------------------------------
   310905865          97702               10,300,000             10,290,938           60,238.93         NAP
   310906644          22191               10,160,000             10,160,000           51,248.03      60,718.51
   310906327          93003               10,000,000              9,980,492           55,947.26         NAP
   310906477          95670                9,000,000              9,000,000           46,613.54      54,714.05
   310906684          97603                9,000,000              8,988,625           58,262.52         NAP
---------------------------------------------------------------------------------------------------------------------
   310906148          95340                8,650,000              8,650,000           40,561.89      49,385.45
   310906770          95762                8,500,000              8,500,000           46,824.77      57,498.88
   310906547          30068                8,100,000              8,100,000           43,252.50      50,242.45
   310906590          93933                8,000,000              8,000,000           40,555.56         NAP
   310906742          58503                7,600,000              7,593,584           45,224.37         NAP
---------------------------------------------------------------------------------------------------------------------
   310905446          48174                7,500,000              7,489,464           46,056.56         NAP
   310906346          96003                7,250,000              7,243,424           41,849.60         NAP
   310906549          01752                7,200,000              7,181,681           46,521.83         NAP
   310906256          62959                7,000,000              6,986,784           39,745.23         NAP
   310906328          97404                6,840,000              6,840,000           35,108.44      41,339.65
---------------------------------------------------------------------------------------------------------------------
   310906502          98409                6,800,000              6,800,000           33,495.51         NAP
   310906675          92284                6,700,000              6,700,000           33,116.15      39,526.04
   310906301          90723                6,658,000              6,658,000           32,402.27         NAP
   310906394          95476                6,600,000              6,600,000           31,841.18         NAP
   310906027          74129                6,500,000              6,500,000           31,907.93      38,180.35
---------------------------------------------------------------------------------------------------------------------
   310906597         Various               6,050,000              6,050,000           29,698.92      35,537.10
   310906597A         44129                2,912,963              2,912,963
   310906597B         41749                1,736,350              1,736,350
   310906597C         22025                1,400,687              1,400,687
   310906189          94583                6,000,000              6,000,000           29,656.25      35,396.45
---------------------------------------------------------------------------------------------------------------------
   310906106          48034                6,000,000              5,983,035           35,014.37         NAP
   610906270          93720                5,700,000              5,700,000           27,451.04      33,082.82
   310906688          98225                5,600,000              5,600,000           27,489.91         NAP
   310906142          90712                5,550,000              5,550,000           26,494.18         NAP
   310906246          48176                5,500,000              5,489,770           31,435.76         NAP
---------------------------------------------------------------------------------------------------------------------
   410906631          91320                5,300,000              5,300,000           25,703.77         NAP
   410906480          92021                5,000,000              5,000,000           24,037.62         NAP
   410906182          94203                5,000,000              5,000,000           24,671.30      29,465.14
   410906376          94086                4,950,000              4,950,000           24,257.29      29,044.27
   410906499          95624                4,880,000              4,880,000           23,955.49      28,664.63
---------------------------------------------------------------------------------------------------------------------
   410905964          75115                4,520,000              4,506,954           26,119.64         NAP
   410906005          94103                4,500,000              4,500,000           22,413.28      26,676.75
   410906393          08724                4,500,000              4,500,000           22,964.58      27,095.61
   410906243          77034                4,320,000              4,320,000           21,498.50      25,595.86
   310905113          37343                4,200,000              4,188,042           24,430.08         NAP
---------------------------------------------------------------------------------------------------------------------
   620905484          92311                4,200,000              4,182,700           26,702.37         NAP
   620905485          92236                4,200,000              4,182,700           26,702.37         NAP
   410906683          94102                4,000,000              3,996,499           23,444.66         NAP
   410906330          85281                3,800,000              3,789,379           22,296.61         NAP
   410906447          85016                3,745,000              3,738,694           22,332.92         NAP
---------------------------------------------------------------------------------------------------------------------
   410906172          92028                3,600,000              3,593,795           21,260.86         NAP
   410906625          48197                3,580,000              3,580,000           18,541.83      21,764.03
   410906404          34762                3,480,000              3,480,000           18,156.22      21,257.50
   410906729          22314                3,300,000              3,300,000           16,631.58      19,710.97
   410906190          94526                3,300,000              3,300,000           16,227.29      19,404.90
---------------------------------------------------------------------------------------------------------------------
   410906471          93446                3,300,000              3,293,816           18,799.20         NAP
   410906061          97301                3,300,000              3,291,176           19,763.96         NAP
   410906205          98042                3,250,000              3,250,000           15,432.23         NAP
   410905763          54130                3,200,000              3,200,000           15,654.44      18,755.72
   410906307          47408                3,047,000              3,047,000           15,086.18      17,994.95
---------------------------------------------------------------------------------------------------------------------
   410906080          46220                3,000,000              3,000,000           14,650.69      17,564.40
   410906162          85040                3,000,000              2,997,147           16,958.46         NAP
   410906377          90746                3,000,000              2,991,845           17,832.51         NAP
   410906052          43068                3,000,000              2,988,640           17,374.01         NAP
   410906587          49423                2,900,000              2,895,769           18,291.85         NAP
---------------------------------------------------------------------------------------------------------------------
   410906591          22939                2,900,000              2,895,757           18,272.80         NAP
   410906454          91504                2,885,000              2,885,000           15,039.73      17,613.61
   410906141          50312                2,800,000              2,800,000           15,566.57      17,845.48
   410905986          85051                2,770,000              2,765,176           16,288.36         NAP
   410906452          98402                2,750,000              2,745,012           15,891.37         NAP
---------------------------------------------------------------------------------------------------------------------
   620906559          92860                2,725,000              2,725,000           13,664.58      16,224.05
   310906333          22042                2,700,000              2,700,000           12,968.91      15,645.16
   410906507          94107                2,660,000              2,657,760           15,845.58         NAP
   410906022          85741                2,560,000              2,553,187           15,364.96         NAP
   410905757          70113                2,500,000              2,500,000           12,589.12      14,924.53
---------------------------------------------------------------------------------------------------------------------
   410905492          84043                2,500,000              2,488,106           14,637.00         NAP
   410906445          90745                2,455,000              2,451,438           15,517.27         NAP
   410906632          53527                2,200,000              2,200,000           11,004.07      13,077.17
   410906501          23321                2,100,000              2,100,000           10,432.92         NAP
   410906389          86301                2,080,000              2,080,000           10,315.98      12,297.34
---------------------------------------------------------------------------------------------------------------------
   410905551          78756                2,000,000              1,994,461           11,786.06         NAP
   410906450          45245                1,920,000              1,920,000            9,717.11      11,499.03
   410906562          84115                1,875,000              1,875,000            9,473.52      11,217.47
   410906665          94612                1,800,000              1,798,469           10,676.46         NAP
   410906803          27262                1,785,001              1,783,771           11,482.72         NAP
---------------------------------------------------------------------------------------------------------------------
   410906658          66217                1,750,000              1,750,000            9,019.39      10,604.91
   410906651          32905                1,750,000              1,750,000            9,669.97      11,107.27
   410906086          93033                1,750,000              1,745,473           10,638.84         NAP
   410906463          55449                1,700,000              1,697,371           10,489.32         NAP
   410906458          94526                1,650,000              1,648,779           10,342.46         NAP
---------------------------------------------------------------------------------------------------------------------
   410906666          94610                1,400,000              1,398,809            8,303.91         NAP
   620906484          91706                1,365,000              1,362,755            8,219.00         NAP
   410906396          95969                1,150,000              1,147,046            7,013.57         NAP
   410906692          90706                1,050,000              1,049,317            6,894.25         NAP
   410906705          35211                1,040,000              1,039,304            6,759.25         NAP
---------------------------------------------------------------------------------------------------------------------
   410906720          76063                  935,000                935,000            5,324.52       6,058.18
   410906748          59901                  850,000                850,000            4,603.48       5,322.37

                     FIRST                           INTEREST             MATURITY          ARD               ORIGINAL
     SELLER         PAYMENT        INTEREST           ACCRUAL               DATE           LOAN           TERM TO MATURITY
    LOAN ID           DATE         RATE (4)            BASIS               OR ARD          (Y/N)           OR ARD (MOS.)
---------------------------------------------------------------------------------------------------------------------------------

   510906939        8/1/2007       5.6100%          Actual/360            7/1/2014          No                   84
   510906939
   510906939
---------------------------------------------------------------------------------------------------------------------------------
   510906939
   510906939
   510906939
   510906939
   510906939
---------------------------------------------------------------------------------------------------------------------------------
   510906939
   510906939
   510906939
   510906939
   510906939
---------------------------------------------------------------------------------------------------------------------------------
   510906939
   510906939
   510906939
   510906939
   510906939
---------------------------------------------------------------------------------------------------------------------------------
   510906939
   510906939
   510906940        8/5/2007       5.7450%          Actual/360            7/5/2017          No                  120
   510906196       10/1/2007       5.9500%          Actual/360            9/1/2012          No                   60
   510906196A
---------------------------------------------------------------------------------------------------------------------------------
   510906196B
   510906196C
   310906483        8/1/2007       5.6740%          Actual/360            7/1/2014          No                   84
   310906589        8/1/2007       5.6300%          Actual/360            7/1/2017          No                  120
   310905296        9/1/2007       5.6500%          Actual/360            8/1/2017          No                  120
---------------------------------------------------------------------------------------------------------------------------------
   310906332        7/1/2007       5.6400%          Actual/360            6/1/2017          Yes                 120
   310904871        9/1/2007       6.2600%          Actual/360            8/1/2017          No                  120
   310906558        9/1/2007       5.6600%          Actual/360            8/1/2017          No                  120
   310906776        9/1/2007       6.0150%          Actual/360            8/1/2017          No                  120
   310906247        7/1/2007       5.6900%          Actual/360            6/1/2017          No                  120
---------------------------------------------------------------------------------------------------------------------------------
   310905295        9/1/2007       5.6250%          Actual/360            8/1/2017          No                  120
   310906391        8/1/2007       5.7900%            30/360              7/1/2014          No                   84
   310906620        8/1/2007       5.5600%          Actual/360            7/1/2017          Yes                 120
   310906299        9/1/2007       5.3560%          Actual/360            8/1/2017          No                  120
   310905537        8/1/2007       5.5250%          Actual/360            7/1/2017          No                  120
---------------------------------------------------------------------------------------------------------------------------------
   310906778        9/1/2007       6.0150%          Actual/360            8/1/2017          No                  120
   310906088        7/1/2007       5.7700%          Actual/360            6/1/2017          No                  120
   310906642        8/1/2007       5.9300%          Actual/360            7/1/2017          No                  120
   310906207        8/1/2007       5.4500%          Actual/360            7/1/2017          No                  120
   310906174        7/1/2007       5.7500%          Actual/360            6/1/2017          No                  120
---------------------------------------------------------------------------------------------------------------------------------
   310905865        9/1/2007       5.7700%          Actual/360            8/1/2017          No                  120
   310906644        9/1/2007       5.9700%          Actual/360            8/1/2017          No                  120
   310906327        8/1/2007       5.3670%          Actual/360            7/1/2017          No                  120
   310906477        8/1/2007       6.1300%          Actual/360            7/1/2017          No                  120
   310906684        9/1/2007       6.0500%          Actual/360            8/1/2017          No                  120
---------------------------------------------------------------------------------------------------------------------------------
   310906148        7/1/2007       5.5500%          Actual/360            6/1/2017          No                  120
   310906770        9/1/2007       6.5200%          Actual/360            8/1/2017          No                  120
   310906547        8/1/2007       6.3200%          Actual/360            7/1/2017          No                  120
   310906590        8/1/2007       6.0000%          Actual/360            7/1/2012          No                   60
   310906742        9/1/2007       5.9300%          Actual/360            8/1/2017          No                  120
---------------------------------------------------------------------------------------------------------------------------------
   310905446        9/1/2007       5.5000%          Actual/360            2/1/2012          No                   54
   310906346        9/1/2007       5.6500%          Actual/360            8/1/2017          No                  120
   310906549        8/1/2007       6.0300%          Actual/360            7/1/2017          No                  120
   310906256        8/1/2007       5.5000%          Actual/360            7/1/2017          No                  120
   310906328        9/1/2007       6.0750%          Actual/360            8/1/2017          No                  120
---------------------------------------------------------------------------------------------------------------------------------
   310906502        9/1/2007       5.8300%          Actual/360            8/1/2017          No                  120
   310906675        8/1/2007       5.8500%          Actual/360            7/1/2012          No                   60
   310906301        9/1/2007       5.7600%          Actual/360            8/1/2017          No                  120
   310906394        9/1/2007       5.7100%          Actual/360            8/1/2017          No                  120
   310906027        7/1/2007       5.8100%          Actual/360            6/1/2017          No                  120
---------------------------------------------------------------------------------------------------------------------------------
   310906597        9/1/2007       5.8100%          Actual/360            7/1/2017          No                  119
   310906597A
   310906597B
   310906597C
   310906189        7/1/2007       5.8500%          Actual/360            6/1/2017          No                  120
---------------------------------------------------------------------------------------------------------------------------------
   310906106        7/1/2007       5.7500%          Actual/360            6/1/2017          No                  120
   610906270        7/1/2007       5.7000%          Actual/360            6/1/2017          No                  120
   310906688        9/1/2007       5.8100%          Actual/360            8/1/2017          No                  120
   310906142        8/1/2007       5.6500%          Actual/360            7/1/2017          No                  120
   310906246        8/1/2007       5.5600%          Actual/360            7/1/2017          No                  120
---------------------------------------------------------------------------------------------------------------------------------
   410906631        8/1/2007       5.7400%          Actual/360            7/1/2017          No                  120
   410906480        8/1/2007       5.6900%          Actual/360            7/1/2017          No                  120
   410906182        7/1/2007       5.8400%          Actual/360            6/1/2017          No                  120
   410906376        7/1/2007       5.8000%          Actual/360            6/1/2017          No                  120
   410906499        8/1/2007       5.8100%          Actual/360            7/1/2017          No                  120
---------------------------------------------------------------------------------------------------------------------------------
   410905964        7/1/2007       5.6600%          Actual/360            6/1/2017          No                  120
   410906005        6/1/2007       5.8950%          Actual/360            5/1/2017          No                  120
   410906393        9/1/2007       6.0400%          Actual/360            8/1/2017          No                  120
   410906243        7/1/2007       5.8900%          Actual/360            6/1/2014          No                   84
   310905113        7/1/2007       5.7200%          Actual/360            6/1/2017          No                  120
---------------------------------------------------------------------------------------------------------------------------------
   620905484        7/1/2007       5.8600%          Actual/360            6/1/2017          No                  120
   620905485        7/1/2007       5.8600%          Actual/360            6/1/2017          No                  120
   410906683        9/1/2007       5.7900%          Actual/360            8/1/2017          No                  120
   410906330        7/1/2007       5.8000%          Actual/360            6/1/2017          No                  120
   410906447        8/1/2007       5.9500%          Actual/360            7/1/2017          No                  120
---------------------------------------------------------------------------------------------------------------------------------
   410906172        8/1/2007       5.8600%          Actual/360            7/1/2019          No                  144
   410906625        8/1/2007       6.1300%          Actual/360            7/1/2017          No                  120
   410906404        8/1/2007       6.1750%          Actual/360            7/1/2017          No                  120
   410906729        9/1/2007       5.9650%          Actual/360            8/1/2017          No                  120
   410906190        7/1/2007       5.8200%          Actual/360            6/1/2017          No                  120
---------------------------------------------------------------------------------------------------------------------------------
   410906471        8/1/2007       5.5300%          Actual/360            7/1/2017          No                  120
   410906061        7/1/2007       5.9900%          Actual/360            6/1/2017          No                  120
   410906205        7/1/2007       5.6200%          Actual/360            6/1/2017          No                  120
   410905763        3/1/2007       5.7900%          Actual/360            2/1/2017          No                  120
   410906307        7/1/2007       5.8600%          Actual/360            6/1/2017          No                  120
---------------------------------------------------------------------------------------------------------------------------------
   410906080        7/1/2007       5.7800%          Actual/360            6/1/2017          No                  120
   410906162        9/1/2007       5.4600%          Actual/360            8/1/2017          No                  120
   410906377        7/1/2007       5.9200%          Actual/360            6/1/2017          No                  120
   410906052        6/1/2007       5.6800%          Actual/360            5/1/2017          No                  120
   410906587        8/1/2007       6.4800%          Actual/360            7/1/2017          No                  120
---------------------------------------------------------------------------------------------------------------------------------
   410906591        8/1/2007       6.4700%          Actual/360            7/1/2017          No                  120
   410906454        8/1/2007       6.1700%          Actual/360            7/1/2017          No                  120
   410906141        9/1/2007       6.5800%          Actual/360            8/1/2017          No                  120
   410905986        8/1/2007       5.8200%          Actual/360            7/1/2017          No                  120
   410906452        8/1/2007       5.6600%          Actual/360            7/1/2014          No                   84
---------------------------------------------------------------------------------------------------------------------------------
   620906559        9/1/2007       5.9350%          Actual/360            8/1/2017          No                  120
   310906333        7/1/2007       5.6850%          Actual/360            6/1/2017          No                  120
   410906507        9/1/2007       5.9400%          Actual/360            8/1/2017          No                  120
   410906022        7/1/2007       6.0100%          Actual/360            6/1/2017          No                  120
   410905757        9/1/2007       5.9600%          Actual/360            8/1/2017          No                  120
---------------------------------------------------------------------------------------------------------------------------------
   410905492        5/1/2007       5.7800%          Actual/360            4/1/2017          No                  120
   410906445        8/1/2007       6.5000%          Actual/360            7/1/2017          No                  120
   410906632        8/1/2007       5.9200%          Actual/360            7/1/2017          No                  120
   410906501        9/1/2007       5.8800%          Actual/360            8/1/2017          No                  120
   410906389        8/1/2007       5.8700%          Actual/360            7/1/2017          No                  120
---------------------------------------------------------------------------------------------------------------------------------
   410905551        7/1/2007       5.8400%          Actual/360            6/1/2017          No                  120
   410906450        8/1/2007       5.9900%          Actual/360            7/1/2017          No                  120
   410906562        8/1/2007       5.9800%          Actual/360            7/1/2017          No                  120
   410906665        9/1/2007       5.9000%          Actual/360            8/1/2017          No                  120
   410906803        9/1/2007       6.6700%          Actual/360            8/1/2017          No                  120
---------------------------------------------------------------------------------------------------------------------------------
   410906658        8/1/2007       6.1000%          Actual/360            7/1/2017          No                  120
   410906651        8/1/2007       6.5400%          Actual/360            7/1/2017          No                  120
   410906086        7/1/2007       6.1300%          Actual/360            6/1/2017          No                  120
   410906463        8/1/2007       6.2700%          Actual/360            7/1/2017          No                  120
   410906458        9/1/2007       6.4200%          Actual/360            8/1/2017          No                  120
---------------------------------------------------------------------------------------------------------------------------------
   410906666        9/1/2007       5.9000%          Actual/360            8/1/2017          No                  120
   620906484        8/1/2007       6.0400%          Actual/360            7/1/2017          No                  120
   410906396        7/1/2007       6.1600%          Actual/360            6/1/2017          No                  120
   410906692        9/1/2007       6.8700%          Actual/360            8/1/2017          No                  120
   410906705        9/1/2007       6.7700%          Actual/360            8/1/2017          No                  120
---------------------------------------------------------------------------------------------------------------------------------
   410906720        9/1/2007       6.7400%          Actual/360            8/1/2017          No                  120
   410906748        9/1/2007       6.4100%          Actual/360            8/1/2017          No                  120

                        STATED REMAINING             ORIGINAL              REMAINING              REMAINING            CROSSED
     SELLER             TERM TO MATURITY           AMORTIZATION           AMORTIZATION          INTEREST ONLY           WITH
    LOAN ID              OR ARD (MOS.)           TERM (MOS.) (4)        TERM (MOS.) (4)         PERIOD (MOS.)        OTHER LOANS
-----------------------------------------------------------------------------------------------------------------------------------

   510906939                   82                       0                      0                     82
   510906939
   510906939
-----------------------------------------------------------------------------------------------------------------------------------
   510906939
   510906939
   510906939
   510906939
   510906939
-----------------------------------------------------------------------------------------------------------------------------------
   510906939
   510906939
   510906939
   510906939
   510906939
-----------------------------------------------------------------------------------------------------------------------------------
   510906939
   510906939
   510906939
   510906939
   510906939
-----------------------------------------------------------------------------------------------------------------------------------
   510906939
   510906939
   510906940                  118                      360                    360                    58
   510906196                   60                       0                      0                     60
   510906196A
-----------------------------------------------------------------------------------------------------------------------------------
   510906196B
   510906196C
   310906483                   82                       0                      0                     82
   310906589                  118                       0                      0                     118
   310905296                  119                      360                    359                     0
-----------------------------------------------------------------------------------------------------------------------------------
   310906332                  117                      360                    360                    57
   310904871                  119                      360                    360                    23
   310906558                  119                      360                    360                    59
   310906776                  119                      360                    360                    59
   310906247                  117                      360                    360                    57
-----------------------------------------------------------------------------------------------------------------------------------
   310905295                  119                      360                    359                     0
   310906391                   82                      360                    358                     0
   310906620                  118                      360                    360                    58
   310906299                  119                      360                    359                     0
   310905537                  118                       0                      0                     118
-----------------------------------------------------------------------------------------------------------------------------------
   310906778                  119                      360                    360                    59
   310906088                  117                      360                    360                    21
   310906642                  118                      360                    360                    58
   310906207                  118                       0                      0                     118
   310906174                  117                      360                    357                     0
-----------------------------------------------------------------------------------------------------------------------------------
   310905865                  119                      360                    359                     0
   310906644                  119                      360                    360                    59
   310906327                  118                      360                    358                     0
   310906477                  118                      360                    360                    58
   310906684                  119                      300                    299                     0
-----------------------------------------------------------------------------------------------------------------------------------
   310906148                  117                      360                    360                    81
   310906770                  119                      300                    300                    23
   310906547                  118                      360                    360                    58
   310906590                   58                       0                      0                     58
   310906742                  119                      360                    359                     0
-----------------------------------------------------------------------------------------------------------------------------------
   310905446                   53                      300                    299                     0
   310906346                  119                      360                    359                     0
   310906549                  118                      300                    298                     0
   310906256                  118                      360                    358                     0
   310906328                  119                      360                    360                    35
-----------------------------------------------------------------------------------------------------------------------------------
   310906502                  119                       0                      0                     119
   310906675                   58                      360                    360                    34
   310906301                  119                       0                      0                     119
   310906394                  119                       0                      0                     119
   310906027                  117                      360                    360                    57
-----------------------------------------------------------------------------------------------------------------------------------
   310906597                  118                      360                    360                    35
   310906597A
   310906597B
   310906597C
   310906189                  117                      360                    360                    33
-----------------------------------------------------------------------------------------------------------------------------------
   310906106                  117                      360                    357                     0
   610906270                  117                      360                    360                    57
   310906688                  119                       0                      0                     119
   310906142                  118                       0                      0                     118
   310906246                  118                      360                    358                     0
-----------------------------------------------------------------------------------------------------------------------------------
   410906631                  118                       0                      0                     118
   410906480                  118                       0                      0                     118
   410906182                  117                      360                    360                    33
   410906376                  117                      360                    360                    33
   410906499                  118                      360                    360                    58
-----------------------------------------------------------------------------------------------------------------------------------
   410905964                  117                      360                    357                     0
   410906005                  116                      360                    360                    56
   410906393                  119                      360                    360                    59
   410906243                   81                      360                    360                    33
   310905113                  117                      360                    357                     0
-----------------------------------------------------------------------------------------------------------------------------------
   620905484                  117                      300                    297                     0
   620905485                  117                      300                    297                     0
   410906683                  119                      360                    359                     0
   410906330                  117                      360                    357                     0
   410906447                  118                      360                    358                     0
-----------------------------------------------------------------------------------------------------------------------------------
   410906172                  142                      360                    358                     0
   410906625                  118                      360                    360                    58
   410906404                  118                      360                    360                    34
   410906729                  119                      360                    360                    59
   410906190                  117                      360                    360                    33
-----------------------------------------------------------------------------------------------------------------------------------
   410906471                  118                      360                    358                     0
   410906061                  117                      360                    357                     0
   410906205                  117                       0                      0                     117
   410905763                  113                      360                    360                    29
   410906307                  117                      360                    360                     9
-----------------------------------------------------------------------------------------------------------------------------------
   410906080                  117                      360                    360                    20
   410906162                  119                      360                    359                     0
   410906377                  117                      360                    357                     0
   410906052                  116                      360                    356                     0
   410906587                  118                      360                    358                     0
-----------------------------------------------------------------------------------------------------------------------------------
   410906591                  118                      360                    358                     0
   410906454                  118                      360                    360                    34
   410906141                  119                      360                    360                    35
   410905986                  118                      360                    358                     0
   410906452                   82                      360                    358                     0
-----------------------------------------------------------------------------------------------------------------------------------
   620906559                  119                      360                    360                    59
   310906333                  117                      360                    360                    33
   410906507                  119                      360                    359                     0
   410906022                  117                      360                    357                     0
   410905757                  119                      360                    360                    23
-----------------------------------------------------------------------------------------------------------------------------------
   410905492                  115                      360                    355                     0
   410906445                  118                      360                    358                     0
   410906632                  118                      360                    360                    22
   410906501                  119                       0                      0                     119
   410906389                  118                      360                    360                    58
-----------------------------------------------------------------------------------------------------------------------------------
   410905551                  117                      360                    357                     0
   410906450                  118                      360                    360                    10
   410906562                  118                      360                    360                    58
   410906665                  119                      360                    359                     0
   410906803                  119                      360                    359                     0
-----------------------------------------------------------------------------------------------------------------------------------
   410906658                  118                      360                    360                    34
   410906651                  118                      360                    360                    10
   410906086                  117                      360                    357                     0
   410906463                  118                      360                    358                     0
   410906458                  119                      360                    359                     0
-----------------------------------------------------------------------------------------------------------------------------------
   410906666                  119                      360                    359                     0
   620906484                  118                      360                    358                     0
   410906396                  117                      360                    357                     0
   410906692                  119                      360                    359                     0
   410906705                  119                      360                    359                     0
-----------------------------------------------------------------------------------------------------------------------------------
   410906720                  119                      360                    360                    59
   410906748                  119                      360                    360                    23

                 PREPAYMENT                                                                 MORTGAGE
     SELLER      PROVISIONS                                               OWNERSHIP           LOAN            ADMINISTRATIVE
    LOAN ID      (# OF PAYMENTS) (8)                                      INTEREST         SELLER (2)            FEE RATE
----------------------------------------------------------------------------------------------------------------------------------

   510906939     LO(26)/Defeasance(54)/Open(4)                               Fee               WFB               0.03123%
   510906939                                                                 Fee               WFB
   510906939                                                                 Fee               WFB
----------------------------------------------------------------------------------------------------------------------------------
   510906939                                                                 Fee               WFB
   510906939                                                                 Fee               WFB
   510906939                                                                 Fee               WFB
   510906939                                                                 Fee               WFB
   510906939                                                                 Fee               WFB
----------------------------------------------------------------------------------------------------------------------------------
   510906939                                                                 Fee               WFB
   510906939                                                                 Fee               WFB
   510906939                                                                 Fee               WFB
   510906939                                                                 Fee               WFB
   510906939                                                                 Fee               WFB
----------------------------------------------------------------------------------------------------------------------------------
   510906939                                                                 Fee               WFB
   510906939                                                                 Fee               WFB
   510906939                                                                 Fee               WFB
   510906939                                                                 Fee               WFB
   510906939                                                                 Fee               WFB
----------------------------------------------------------------------------------------------------------------------------------
   510906939                                                                 Fee               WFB
   510906939                                                                 Fee               WFB
   510906940     LO(26)/Defeasance(92)/Open(2)                          Fee/Leasehold          WFB               0.03123%
   510906196     LO(24)/Flex(32)/Open(4)                                     Fee               WFB               0.03123%
   510906196A                                                                Fee               WFB
----------------------------------------------------------------------------------------------------------------------------------
   510906196B                                                                Fee               WFB
   510906196C                                                                Fee               WFB
   310906483     LO(35)/Defeasance(45)/Open(4)                               Fee               WFB               0.03123%
   310906589     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.03123%
   310905296     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.03123%
----------------------------------------------------------------------------------------------------------------------------------
   310906332     LO(35)/Defeasance(83)/Open(2)                               Fee               WFB               0.03123%
   310904871     LO(35)/Defeasance(81)/Open(4)                            Leasehold            WFB               0.03123%
   310906558     LO(35)/Defeasance(80)/Open(5)                               Fee               WFB               0.03123%
   310906776     LO(25)/Defeasance(91)/Open(4)                               Fee               WFB               0.03123%
   310906247     LO(27)/Defeasance(89)/Open(4)                          Fee/Leasehold          WFB               0.03123%
----------------------------------------------------------------------------------------------------------------------------------
   310905295     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.03123%
   310906391     LO(35)/Defeasance(45)/Open(4)                               Fee               WFB               0.03123%
   310906620     LO(26)/Defeasance(90)/Open(4)                               Fee               WFB               0.03123%
   310906299     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.03123%
   310905537     GRTR1% or YM(107)/Open(13)                                  Fee               WFB               0.03123%
----------------------------------------------------------------------------------------------------------------------------------
   310906778     LO(25)/Defeasance(91)/Open(4)                               Fee               WFB               0.03123%
   310906088     LO(35)/Defeasance(83)/Open(2)                               Fee               WFB               0.03123%
   310906642     LO(26)/Defeasance(92)/Open(2)                               Fee               WFB               0.03123%
   310906207     LO(26)/Flex(90)/Open(4)                                     Fee               WFB               0.03123%
   310906174     LO(27)/Defeasance(91)/Open(2)                               Fee               WFB               0.03123%
----------------------------------------------------------------------------------------------------------------------------------
   310905865     LO(25)/Flex(91)/Open(4)                                     Fee               WFB               0.03123%
   310906644     LO(35)/Defeasance(83)/Open(2)                               Fee               WFB               0.03123%
   310906327     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.03123%
   310906477     LO(35)/Defeasance(81)/Open(4)                            Leasehold            WFB               0.03123%
   310906684     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.03123%
----------------------------------------------------------------------------------------------------------------------------------
   310906148     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.03123%
   310906770     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.03123%
   310906547     LO(26)/Defeasance(90)/Open(4)                               Fee               WFB               0.03123%
   310906590     LO(11)/GRTR1% or YM(24)/Flex(21)/Open(4)                    Fee               WFB               0.03123%
   310906742     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.03123%
----------------------------------------------------------------------------------------------------------------------------------
   310905446     LO(25)/Defeasance(25)/Open(4)                               Fee               WFB               0.03123%
   310906346     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.03123%
   310906549     LO(26)/Defeasance(90)/Open(4)                               Fee               WFB               0.03123%
   310906256     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.03123%
   310906328     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.03123%
----------------------------------------------------------------------------------------------------------------------------------
   310906502     LO(25)/Defeasance(90)/Open(5)                               Fee               WFB               0.03123%
   310906675     LO(11)/GRTR1% or YM(24)/Flex(21)/Open(4)                    Fee               WFB               0.03123%
   310906301     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.03123%
   310906394     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.03123%
   310906027     LO(35)/Defeasance(83)/Open(2)                               Fee               WFB               0.03123%
----------------------------------------------------------------------------------------------------------------------------------
   310906597     LO(35)/GRTR1% or YM(80)/Open(4)                        Fee/Leasehold          WFB               0.03123%
   310906597A                                                                Fee               WFB
   310906597B                                                                Fee               WFB
   310906597C                                                             Leasehold            WFB
   310906189     LO(27)/Flex(90)/Open(3)                                     Fee               WFB               0.03123%
----------------------------------------------------------------------------------------------------------------------------------
   310906106     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.03123%
   610906270     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.08123%
   310906688     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.03123%
   310906142     LO(35)/Flex(81)/Open(4)                                  Leasehold            WFB               0.03123%
   310906246     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.03123%
----------------------------------------------------------------------------------------------------------------------------------
   410906631     LO(26)/Defeasance(90)/Open(4)                               Fee               WFB               0.03123%
   410906480     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.03123%
   410906182     LO(27)/Flex(90)/Open(3)                                     Fee               WFB               0.03123%
   410906376     LO(35)/Flex(81)/Open(4)                                     Fee               WFB               0.03123%
   410906499     LO(35)/Flex(81)/Open(4)                                     Fee               WFB               0.03123%
----------------------------------------------------------------------------------------------------------------------------------
   410905964     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.03123%
   410906005     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.03123%
   410906393     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.03123%
   410906243     LO(27)/Defeasance(53)/Open(4)                               Fee               WFB               0.03123%
   310905113     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.03123%
----------------------------------------------------------------------------------------------------------------------------------
   620905484     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.08123%
   620905485     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.08123%
   410906683     LO(35)/Flex(81)/Open(4)                                     Fee               WFB               0.03123%
   410906330     LO(35)/Flex(81)/Open(4)                                     Fee               WFB               0.03123%
   410906447     LO(35)/Flex(81)/Open(4)                                     Fee               WFB               0.03123%
----------------------------------------------------------------------------------------------------------------------------------
   410906172     LO(35)/Flex(105)/Open(4)                                    Fee               WFB               0.03123%
   410906625     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.03123%
   410906404     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.03123%
   410906729     LO(35)/Defeasance(83)/Open(2)                               Fee               WFB               0.03123%
   410906190     LO(27)/Flex(90)/Open(3)                                     Fee               WFB               0.03123%
----------------------------------------------------------------------------------------------------------------------------------
   410906471     LO(35)/Flex(81)/Open(4)                                     Fee               WFB               0.03123%
   410906061     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.03123%
   410906205     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.03123%
   410905763     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.03123%
   410906307     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.03123%
----------------------------------------------------------------------------------------------------------------------------------
   410906080     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.03123%
   410906162     LO(35)/Flex(81)/Open(4)                                     Fee               WFB               0.04123%
   410906377     LO(35)/Flex(81)/Open(4)                                     Fee               WFB               0.03123%
   410906052     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.03123%
   410906587     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.03123%
----------------------------------------------------------------------------------------------------------------------------------
   410906591     LO(35)/Defeasance(83)/Open(2)                               Fee               WFB               0.03123%
   410906454     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.03123%
   410906141     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.03123%
   410905986     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.03123%
   410906452     LO(35)/Flex(45)/Open(4)                                     Fee               WFB               0.04123%
----------------------------------------------------------------------------------------------------------------------------------
   620906559     LO(35)/Flex(81)/Open(4)                                     Fee               WFB               0.08123%
   310906333     LO(35)/Defeasance(83)/Open(2)                               Fee               WFB               0.03123%
   410906507     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.03123%
   410906022     LO(35)/Flex(81)/Open(4)                                     Fee               WFB               0.03123%
   410905757     LO(25)/Defeasance(91)/Open(4)                               Fee               WFB               0.03123%
----------------------------------------------------------------------------------------------------------------------------------
   410905492     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.03123%
   410906445     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.03123%
   410906632     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.03123%
   410906501     LO(25)/Defeasance(90)/Open(5)                               Fee               WFB               0.04123%
   410906389     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.03123%
----------------------------------------------------------------------------------------------------------------------------------
   410905551     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.03123%
   410906450     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.03123%
   410906562     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.03123%
   410906665     LO(35)/Flex(81)/Open(4)                                     Fee               WFB               0.08123%
   410906803     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.06123%
----------------------------------------------------------------------------------------------------------------------------------
   410906658     LO(35)/Flex(81)/Open(4)                                     Fee               WFB               0.08123%
   410906651     LO(35)/Defeasance(83)/Open(2)                               Fee               WFB               0.03123%
   410906086     LO(35)/Flex(81)/Open(4)                                     Fee               WFB               0.04123%
   410906463     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.03123%
   410906458     LO(35)/Flex(81)/Open(4)                                     Fee               WFB               0.07123%
----------------------------------------------------------------------------------------------------------------------------------
   410906666     LO(35)/Flex(81)/Open(4)                                     Fee               WFB               0.11123%
   620906484     LO(35)/Flex(81)/Open(4)                                     Fee               WFB               0.16123%
   410906396     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.09123%
   410906692     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.06123%
   410906705     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.03123%
----------------------------------------------------------------------------------------------------------------------------------
   410906720     LO(35)/Defeasance(81)/Open(4)                               Fee               WFB               0.11123%
   410906748     LO(35)/Flex(81)/Open(4)                                     Fee               WFB               0.15123%

     SELLER         PAYMENT              PAYMENT GRACE PERIOD                                 LETTER OF
    LOAN ID          DATE              EVENT OF LATE FEE (DAYS)                                CREDIT
------------------------------------------------------------------------------------------------------------------------------

   510906939          1st                          7
   510906939
   510906939
------------------------------------------------------------------------------------------------------------------------------
   510906939
   510906939
   510906939
   510906939
   510906939
------------------------------------------------------------------------------------------------------------------------------
   510906939
   510906939
   510906939
   510906939
   510906939
------------------------------------------------------------------------------------------------------------------------------
   510906939
   510906939
   510906939
   510906939
   510906939
------------------------------------------------------------------------------------------------------------------------------
   510906939
   510906939
   510906940          5th                          0
   510906196          1st                          5
   510906196A
------------------------------------------------------------------------------------------------------------------------------
   510906196B
   510906196C
   310906483          1st                          5
   310906589          1st                          5
   310905296          1st                          5
------------------------------------------------------------------------------------------------------------------------------
   310906332          1st                          5
   310904871          1st                          5
   310906558          1st                          5
   310906776          1st                          5
   310906247          1st                          5
------------------------------------------------------------------------------------------------------------------------------
   310905295          1st                          5
   310906391          1st                          5
   310906620          1st                          5
   310906299          1st                          5
   310905537          1st                          5
------------------------------------------------------------------------------------------------------------------------------
   310906778          1st                          5
   310906088          1st                          5
   310906642          1st                          5
   310906207          1st                          5
   310906174          1st                          5
------------------------------------------------------------------------------------------------------------------------------
   310905865          1st                          5
   310906644          1st                          5
   310906327          1st                          5
   310906477          1st                          5
   310906684          1st                          5
------------------------------------------------------------------------------------------------------------------------------
   310906148          1st                          5
   310906770          1st                          5
   310906547          1st                          5
   310906590          1st                          5
   310906742          1st                          5
------------------------------------------------------------------------------------------------------------------------------
   310905446          1st                          5
   310906346          1st                          5
   310906549          1st                          5
   310906256          1st                          5
   310906328          1st                          5
------------------------------------------------------------------------------------------------------------------------------
   310906502          1st                          5
   310906675          1st                          5
   310906301          1st                          5
   310906394          1st                          5
   310906027          1st                          5
------------------------------------------------------------------------------------------------------------------------------
   310906597          1st                          5
   310906597A
   310906597B
   310906597C
   310906189          1st                          5
------------------------------------------------------------------------------------------------------------------------------
   310906106          1st                          5                    First Mercury Holdback Impound ($200,000 LOC)
   610906270          1st                          5
   310906688          1st                          5
   310906142          1st                          5
   310906246          1st                          5
------------------------------------------------------------------------------------------------------------------------------
   410906631          1st                          5
   410906480          1st                          5
   410906182          1st                          5
   410906376          1st                          5
   410906499          1st                          5
------------------------------------------------------------------------------------------------------------------------------
   410905964          1st                          5
   410906005          1st                          5
   410906393          1st                          5
   410906243          1st                          5
   310905113          1st                          5
------------------------------------------------------------------------------------------------------------------------------
   620905484          1st                          5
   620905485          1st                          5
   410906683          1st                          5
   410906330          1st                          5
   410906447          1st                          5
------------------------------------------------------------------------------------------------------------------------------
   410906172          1st                          5
   410906625          1st                          5
   410906404          1st                          5
   410906729          1st                          5
   410906190          1st                          5
------------------------------------------------------------------------------------------------------------------------------
   410906471          1st                          5
   410906061          1st                          5
   410906205          1st                          5
   410905763          1st                          5                    Letter of Credit ($250,000 LOC)
   410906307          1st                          5
------------------------------------------------------------------------------------------------------------------------------
   410906080          1st                          5
   410906162          1st                          5
   410906377          1st                          5
   410906052          1st                          5
   410906587          1st                          5
------------------------------------------------------------------------------------------------------------------------------
   410906591          1st                          5
   410906454          1st                          5
   410906141          1st                          5
   410905986          1st                          5
   410906452          1st                          5
------------------------------------------------------------------------------------------------------------------------------
   620906559          1st                          5
   310906333          1st                          5
   410906507          1st                          5
   410906022          1st                          5
   410905757          1st                          5
------------------------------------------------------------------------------------------------------------------------------
   410905492          1st                          5
   410906445          1st                          5
   410906632          1st                          5                    TI/LC $65,000 (LOC); Replacement $12,348 (LOC)
   410906501          1st                          5
   410906389          1st                          5
------------------------------------------------------------------------------------------------------------------------------
   410905551          1st                          5
   410906450          1st                          5
   410906562          1st                          5
   410906665          1st                          5
   410906803          1st                         16
------------------------------------------------------------------------------------------------------------------------------
   410906658          1st                          5
   410906651          1st                          5
   410906086          1st                          5
   410906463          1st                          5
   410906458          1st                          5
------------------------------------------------------------------------------------------------------------------------------
   410906666          1st                          5
   620906484          1st                          5
   410906396          1st                          5
   410906692          1st                          5
   410906705          1st                          5
------------------------------------------------------------------------------------------------------------------------------
   410906720          1st                          5
   410906748          1st                          5

     SELLER                                                                                               MASTER
    LOAN ID                                 BORROWER                                                     SERVICER
----------------------------------------------------------------------------------------------------------------------------------

   510906939     DRA/CLP Townpark Office Orlando LLC, DRA/CLP 600                         Wells Fargo Bank, National Association
                 Townpark Office Orlando LLC, DRA/CLP Heathrow Orlando
                 LLC, DRA/CLP Heathrow Orlando 1000 LLC, DRA/CLP 901
                 Maitland Orlando LLC, DRA/CLP Bayside Tampa LLC,
                 DRA/CLP CP Tampa LLC, DRA/CLP Concourse Center
                 Tampa LLC, DRA/CLP Colonnade Office Birmingham LLC,
                 DRA/CLP Blue Lake Birmingham LLC, DRA/CLP Downtown
                 Plaza Birmingham LLC, DRA/CLP Independence Plaza
                 Birmingham LLC, DRA/CLP International Park Birmingham
                 LLC, DRA/CLP Riverchase Center Birmingham LLC, DRA/CLP
                 The Peachtree Atlanta LLC, DRA/CLP Esplanade LP, DRA/CLP
                 Research Park Plaza Austin LP, DRA/CLP Townpark Retail
                 Orlando LLC, DRA/CLP Colonnade Retail Birmingham LLC
   510906939                                                                              Wells Fargo Bank, National Association
   510906939                                                                              Wells Fargo Bank, National Association
----------------------------------------------------------------------------------------------------------------------------------
   510906939                                                                              Wells Fargo Bank, National Association
   510906939                                                                              Wells Fargo Bank, National Association
   510906939                                                                              Wells Fargo Bank, National Association
   510906939                                                                              Wells Fargo Bank, National Association
   510906939                                                                              Wells Fargo Bank, National Association
----------------------------------------------------------------------------------------------------------------------------------
   510906939                                                                              Wells Fargo Bank, National Association
   510906939                                                                              Wells Fargo Bank, National Association
   510906939                                                                              Wells Fargo Bank, National Association
   510906939                                                                              Wells Fargo Bank, National Association
   510906939                                                                              Wells Fargo Bank, National Association
----------------------------------------------------------------------------------------------------------------------------------
   510906939                                                                              Wells Fargo Bank, National Association
   510906939                                                                              Wells Fargo Bank, National Association
   510906939                                                                              Wells Fargo Bank, National Association
   510906939                                                                              Wells Fargo Bank, National Association
   510906939                                                                              Wells Fargo Bank, National Association
----------------------------------------------------------------------------------------------------------------------------------
   510906939                                                                              Wells Fargo Bank, National Association
   510906939                                                                              Wells Fargo Bank, National Association
   510906940     1101 NEW YORK HOLDINGS LLC                                               Wells Fargo Bank, National Association
   510906196     PL Smithtown LLC, PL Cherrydale Point LLC, PL Redwood City LP            Wells Fargo Bank, National Association
   510906196A                                                                             Wells Fargo Bank, National Association
----------------------------------------------------------------------------------------------------------------------------------
   510906196B                                                                             Wells Fargo Bank, National Association
   510906196C                                                                             Wells Fargo Bank, National Association
   310906483     Metro Midtown Partners, LP                                               Wells Fargo Bank, National Association
   310906589     Asset Growth Partners, a California limited partnership                  Wells Fargo Bank, National Association
   310905296     Palm Valley MOB, LLC                                                     Wells Fargo Bank, National Association
----------------------------------------------------------------------------------------------------------------------------------
   310906332     Porter Suites, LLC                                                       Wells Fargo Bank, National Association
   310904871     ESTRELLA MEDICAL PLAZA I, LLC                                            Wells Fargo Bank, National Association
   310906558     F.C. FONTANA, L.P.                                                       Wells Fargo Bank, National Association
   310906776     GREEN VALLEY PARKWAY MEDICAL BUILDING, LLC                               Wells Fargo Bank, National Association
   310906247     CREEKWOOD COMMONS, LLC                                                   Wells Fargo Bank, National Association
----------------------------------------------------------------------------------------------------------------------------------
   310905295     Avondale Integrated Medical Services 1, L.L.C.                           Wells Fargo Bank, National Association
   310906391     INDUSTRIAL BLVD, LP                                                      Wells Fargo Bank, National Association
   310906620     248 Haynes Hotel Associates, L.L.C.                                      Wells Fargo Bank, National Association
   310906299     North Los Altos Shopping Center, a California general partnership        Wells Fargo Bank, National Association
   310905537     MIRAMAR COMMERCIAL CENTER, LTD.                                          Wells Fargo Bank, National Association
----------------------------------------------------------------------------------------------------------------------------------
   310906778     1301/1401 GV PKWY, LLC                                                   Wells Fargo Bank, National Association
   310906088     CAT HQ, LLC                                                              Wells Fargo Bank, National Association
   310906642     Twinkle Chantilly, LLC                                                   Wells Fargo Bank, National Association
   310906207     DOCSTONE S.C., LLC                                                       Wells Fargo Bank, National Association
   310906174     123 East Main, LLC and Center Street Associates, LLC                     Wells Fargo Bank, National Association
----------------------------------------------------------------------------------------------------------------------------------
   310905865     B & C Development, LLC                                                   Wells Fargo Bank, National Association
   310906644     Twinkle Woodbridge, LLC                                                  Wells Fargo Bank, National Association
   310906327     VENTURA SHOPPING CENTER, LLC                                             Wells Fargo Bank, National Association
   310906477     ZINFANDEL RANCH, a California limited partnership                        Wells Fargo Bank, National Association
   310906684     Klamath-Jefferson, LLC                                                   Wells Fargo Bank, National Association
----------------------------------------------------------------------------------------------------------------------------------
   310906148     El Portal Holding Co., LLC                                               Wells Fargo Bank, National Association
   310906770     Foothill Corporate Center I, LLC                                         Wells Fargo Bank, National Association
   310906547     Silver Creek Associates, LLC                                             Wells Fargo Bank, National Association
   310906590     Marina RV, LLC                                                           Wells Fargo Bank, National Association
   310906742     Bismarck Interstate INREIT, L.L.C.                                       Wells Fargo Bank, National Association
----------------------------------------------------------------------------------------------------------------------------------
   310905446     Rudgate West Company Limited Partnership                                 Wells Fargo Bank, National Association
   310906346     SANDPOINTE ASSOCIATES, a California limited partnership                  Wells Fargo Bank, National Association
   310906549     Paula A. Dolan, Trustee of 200 Tech Realty Trust                         Wells Fargo Bank, National Association
   310906256     Drury Development Corporation                                            Wells Fargo Bank, National Association
   310906328     G&M Rays, LLC                                                            Wells Fargo Bank, National Association
----------------------------------------------------------------------------------------------------------------------------------
   310906502     Richard S. Ziman and Martin H. Blank, JR., as trustees of the            Wells Fargo Bank, National Association
                 Arthur Gilbert and Rosalinde Gilbert 1982 Trust
   310906675     Shamrock Millco-Aztec LLC                                                Wells Fargo Bank, National Association
   310906301     TOPAZ-PARAMOUNT, LLC                                                     Wells Fargo Bank, National Association
   310906394     CARNEROS SELF STORAGE PARK LLC                                           Wells Fargo Bank, National Association
   310906027     Alameda Realty Holdings LLC                                              Wells Fargo Bank, National Association
----------------------------------------------------------------------------------------------------------------------------------
   310906597     ROYAL SKIES LLC                                                          Wells Fargo Bank, National Association
   310906597A                                                                             Wells Fargo Bank, National Association
   310906597B                                                                             Wells Fargo Bank, National Association
   310906597C                                                                             Wells Fargo Bank, National Association
   310906189     BOLLINGER CROSSING HOLDINGS, LLC                                         Wells Fargo Bank, National Association
----------------------------------------------------------------------------------------------------------------------------------
   310906106     South Fountain View Development Company, L.L.C.                          Wells Fargo Bank, National Association
   610906270     Shepherd Ranch Properties, LLC                                           Wells Fargo Bank, National Association
   310906688     Bellingham Crown Plaza, LLC                                              Wells Fargo Bank, National Association
   310906142     GS Saratoga Loire, L.P.                                                  Wells Fargo Bank, National Association
   310906246     K&K Developers Limited Partnership                                       Wells Fargo Bank, National Association
----------------------------------------------------------------------------------------------------------------------------------
   410906631     TCG Newbury Park Associates, a California general partnership            Wells Fargo Bank, National Association
   410906480     Woodcreek Estates, LLC                                                   Wells Fargo Bank, National Association
   410906182     Watson Court Holdings, LLC                                               Wells Fargo Bank, National Association
   410906376     Dollinger Rock Associates, a California limited partnership              Wells Fargo Bank, National Association
   410906499     10471 Grant Line Road LLC,and Harry J. Cheim and Bettina D.              Wells Fargo Bank, National Association
                 Cheim, Trustees of the Harry J. Cheim and Bettina D. Cheim
                 Trust Under Declaration of Trust Dated January 21, 2004, as
                 tenants in common
----------------------------------------------------------------------------------------------------------------------------------
   410905964     B.H. Kestrel, LLC                                                        Wells Fargo Bank, National Association
   410906005     Cynthia Morris, an individual, Joanne Cohen Liss, trustee                Wells Fargo Bank, National Association
                 of the Joanne Cohen Liss 2001 Revocable Trust, u/a dated
                 November 14, 2001, and Sheron S. Sugarman, trustee of the
                 Charles and Sherri Sugarman Living Trust, u/a dated
                 August 24, 1990
   410906393     The Todino Limited Partnership                                           Wells Fargo Bank, National Association
   410906243     ABB WS, LLC                                                              Wells Fargo Bank, National Association
   310905113     Hixson TN Lodging, LLC                                                   Wells Fargo Bank, National Association
----------------------------------------------------------------------------------------------------------------------------------
   620905484     PACIFIC/COSTANZO-LEWIS, a California general partnership                 Wells Fargo Bank, National Association
   620905485     PACIFIC/COSTANZO-LEWIS, a California general partnership                 Wells Fargo Bank, National Association
   410906683     507 Polk Street, LLC                                                     Wells Fargo Bank, National Association
   410906330     Hayden Lane Apts - Capper, LLC and Hayden Lane Apts - Kuenster, LLC      Wells Fargo Bank, National Association
   410906447     The Heirs of Michael and Fannie Taylor L.L.C.                            Wells Fargo Bank, National Association
----------------------------------------------------------------------------------------------------------------------------------
   410906172     1331 South Mission Road LLC                                              Wells Fargo Bank, National Association
   410906625     Eastwood 84, LLC, and G. Anderson, LLC                                   Wells Fargo Bank, National Association
   410906404     Nader Development LLC                                                    Wells Fargo Bank, National Association
   410906729     Potomac Greens Retail LLC                                                Wells Fargo Bank, National Association
   410906190     El Cerro Holdings, LLC                                                   Wells Fargo Bank, National Association
----------------------------------------------------------------------------------------------------------------------------------
   410906471     Joseph Gordon Scolari, Trustee of The Joseph Gordon Scolari              Wells Fargo Bank, National Association
                 and Eldeen W. Scolari 1979 Revocable Trust, dated August 10,
                 1979, as amended on January 31, 1983, as amended and restated
                 on March 23, 1983 and amended on May 8, 2007
   410906061     State Investments L.L.C.                                                 Wells Fargo Bank, National Association
   410906205     DSBBSP, LLC                                                              Wells Fargo Bank, National Association
   410905763     Kaukauna Investors LLC                                                   Wells Fargo Bank, National Association
   410906307     AJL-1, LLC                                                               Wells Fargo Bank, National Association
----------------------------------------------------------------------------------------------------------------------------------
   410906080     Lake Plaza, LLC and Le Baron Investments Lake Park LLC                   Wells Fargo Bank, National Association
   410906162     Superior Industrial Center, L.L.C.                                       Wells Fargo Bank, National Association
   410906377     Plaza Avalon Investments, LLC                                            Wells Fargo Bank, National Association
   410906052     Shops at Waggoner, LLC                                                   Wells Fargo Bank, National Association
   410906587     250 East 8th Street, LLC                                                 Wells Fargo Bank, National Association
----------------------------------------------------------------------------------------------------------------------------------
   410906591     Trillium Townhomes, LLC                                                  Wells Fargo Bank, National Association
   410906454     3001 SFB, LLC                                                            Wells Fargo Bank, National Association
   410906141     LB Properties IX, L.L.C.                                                 Wells Fargo Bank, National Association
   410905986     F & R Black Canyon Plaza, LLC                                            Wells Fargo Bank, National Association
   410906452     Rust Building - Tacoma, L.L.C.                                           Wells Fargo Bank, National Association
----------------------------------------------------------------------------------------------------------------------------------
   620906559     Norco Town Center, LLC                                                   Wells Fargo Bank, National Association
   310906333     2909 Gallows, L.C.                                                       Wells Fargo Bank, National Association
   410906507     Vera Cort, as Trustee of the Robert J. Cort Marital Trust under          Wells Fargo Bank, National Association
                 Amendment by Restatement dated November 4, 2003 to the
                 Cort Family Living Trust dated December 9, 1994
   410906022     Landia Properties, LLC                                                   Wells Fargo Bank, National Association
   410905757     JB Howard and Baronne Limited Partnership                                Wells Fargo Bank, National Association
----------------------------------------------------------------------------------------------------------------------------------
   410905492     AA ALPINE STORAGE - JORDAN POINTE, LLC                                   Wells Fargo Bank, National Association
   410906445     John B. Lasiter, an unmarried man, Larry T. Lasiter and Claudia          Wells Fargo Bank, National Association
                 E. Lasiter, husband and wife, as joint tenants, Thomas B. Lasiter and Yvette D. Lasiter, husband and wife, as joint tenants,
                 Frank X. Hillebrand, an unmarried man, and Matthew Schulenberg and Trana Schulenberg, husband and wife, as joint tenants, as tenants in common
   410906632     S & D Ventures, LLC                                                      Wells Fargo Bank, National Association
   410906501     Richard S. Ziman and Martin H. Blank, JR., as trustees of the            Wells Fargo Bank, National Association
                 Arthur Gilbert and Rosalinde Gilbert 1982 Trust
   410906389     Stuart E. Berman and Ilene H. Berman as co-trustees of the               Wells Fargo Bank, National Association
                 Berman Family Trust (Restated) and David A. Chauncey, Lucille
                 S. Chauncey, Stuart E. Berman and Ilene H. Berman as
                 co-trustees of the Chauncey Family Trust (Restated)
----------------------------------------------------------------------------------------------------------------------------------
   410905551     Brentwood Townhomes, L.P.                                                Wells Fargo Bank, National Association
   410906450     Eastside Storage, LLC                                                    Wells Fargo Bank, National Association
   410906562     Evans Corporate Park, L.L.C.                                             Wells Fargo Bank, National Association
   410906665     Dunsmuir Apartments, LLC                                                 Wells Fargo Bank, National Association
   410906803     Bootsma Investment, LLC                                                  Wells Fargo Bank, National Association
----------------------------------------------------------------------------------------------------------------------------------
   410906658     D&C Shawnee, LLC, and Carmen Santos Siegel Investment, LLC               Wells Fargo Bank, National Association
   410906651     Brevard Partners, LLC                                                    Wells Fargo Bank, National Association
   410906086     Nicholson Group, LLC                                                     Wells Fargo Bank, National Association
   410906463     Egret Plaza Investments, LLC                                             Wells Fargo Bank, National Association
   410906458     Gary S. Riele and Julie Z. Riele                                         Wells Fargo Bank, National Association
----------------------------------------------------------------------------------------------------------------------------------
   410906666     Ivy Properties, Limited Liability Company, Triley Ventures, LLC,         Wells Fargo Bank, National Association
                 John C. Dean, Jr., Trustee of the John C. Dean, Jr. Trust under
                 Trust Agreement dated April 15, 2003, and Patricia M. Dean,
                 Trustee of the Patricia M. Dean Trust under Trust Agreement dated May 25, 2005, as Tenants in Common
   620906484     John L. Nichols and Yolanda Nichols, as Trustees of the                  Wells Fargo Bank, National Association
                 John L. Nichols and Yolanda Nichols Trust dated October 4,
                 2006 and Charles F. Nichols and Judith A. Nichols, as
                 Trustees of the Nichols Family Trust (Restated January, 1991)
   410906396     Robert J. Siska, an individual                                           Wells Fargo Bank, National Association
   410906692     Ramona Park Apartments, LLC                                              Wells Fargo Bank, National Association
   410906705     ADT Building Partners, LLC                                               Wells Fargo Bank, National Association
----------------------------------------------------------------------------------------------------------------------------------
   410906720     Mansfield Tarrant Investors, LLC and Lieberman Family Investors, LLC     Wells Fargo Bank, National Association
   410906748     La Fortuna Investment Associates, LLC                                    Wells Fargo Bank, National Association

                                                                     NON-TRUST-SERVICED                       NON-TRUST-SERVICED
     SELLER     MASTER SERVICER     LOAN GROUP                      POOLED MORTGAGE LOAN                     POOLED MORTGAGE LOAN
    LOAN ID        FEE RATE        (ONE OR TWO)                        APPLICABLE RATE                             ACCRUAL
------------------------------------------------------------------------------------------------------------------------------------

   510906939       0.03050%             1         The MLMT 2007-C1 Master Servicer is required                 Actual/360 Basis
                                                  to make remittances of payments received on the
                                                  applicable Non-Trust-Serviced Pooled Mortgage
                                                  Loan monthly on the second business day following
                                                  the due date in each month or, in connection with
                                                  any late payment of a scheduled monthly payment
                                                  or any principal prepayment, the business day following
                                                  the MLMT 2007-C1 Master Servicer's receipt of such
                                                  late payment or prepayment. The master servicing fee
                                                  and other scheduled administrative fees payable under
                                                  the applicable Non-Trust Servicing Agreement are
                                                  calculated at an aggregate rate of 0.02% per annum
                                                  on an Actual/360 Basis (in the case of the
                                                  DRA / Colonial Office Portfolio Pooled
                                                  Mortgage Loan).
   510906939       0.03050%
   510906939       0.03050%
------------------------------------------------------------------------------------------------------------------------------------
   510906939       0.03050%
   510906939       0.03050%
   510906939       0.03050%
   510906939       0.03050%
   510906939       0.03050%
------------------------------------------------------------------------------------------------------------------------------------
   510906939       0.03050%
   510906939       0.03050%
   510906939       0.03050%
   510906939       0.03050%
   510906939       0.03050%
------------------------------------------------------------------------------------------------------------------------------------
   510906939       0.03050%
   510906939       0.03050%
   510906939       0.03050%
   510906939       0.03050%
   510906939       0.03050%
------------------------------------------------------------------------------------------------------------------------------------
   510906939       0.03050%
   510906939       0.03050%
   510906940       0.03050%             1         The MLMT 2007-C1 Master Servicer is required                 Actual/360 Basis
                                                  to make remittances of payments received on the
                                                  applicable Non-Trust-Serviced Pooled Mortgage
                                                  Loan monthly on the second business day following
                                                  the due date in each month or, in connection with any
                                                  late payment of a scheduled monthly payment or any
                                                  principal prepayment, the business day following the
                                                  MLMT 2007-C1 Master Servicer's receipt of such late
                                                  payment or prepayment. The master servicing fee and
                                                  other scheduled administrative fees payable under the
                                                  applicable Non-Trust Servicing Agreement are
                                                  calculated at an aggregate rate of 0.02% per annum
                                                  on an Actual/360 Basis (in the case of the 1101 New
                                                  York Avenue Pooled Mortgage Loan).
   510906196       0.03050%             1
   510906196A      0.03050%
------------------------------------------------------------------------------------------------------------------------------------
   510906196B      0.03050%
   510906196C      0.03050%
   310906483       0.03050%             2
   310906589       0.03050%             1
   310905296       0.03050%             1
------------------------------------------------------------------------------------------------------------------------------------
   310906332       0.03050%             1
   310904871       0.03050%             1
   310906558       0.03050%             1
   310906776       0.03050%             1
   310906247       0.03050%             1
------------------------------------------------------------------------------------------------------------------------------------
   310905295       0.03050%             1
   310906391       0.03050%             1
   310906620       0.03050%             1
   310906299       0.03050%             1
   310905537       0.03050%             1
------------------------------------------------------------------------------------------------------------------------------------
   310906778       0.03050%             1
   310906088       0.03050%             1
   310906642       0.03050%             1
   310906207       0.03050%             1
   310906174       0.03050%             1
------------------------------------------------------------------------------------------------------------------------------------
   310905865       0.03050%             2
   310906644       0.03050%             1
   310906327       0.03050%             1
   310906477       0.03050%             2
   310906684       0.03050%             1
------------------------------------------------------------------------------------------------------------------------------------
   310906148       0.03050%             1
   310906770       0.03050%             1
   310906547       0.03050%             2
   310906590       0.03050%             1
   310906742       0.03050%             1
------------------------------------------------------------------------------------------------------------------------------------
   310905446       0.03050%             2
   310906346       0.03050%             2
   310906549       0.03050%             1
   310906256       0.03050%             1
   310906328       0.03050%             1
------------------------------------------------------------------------------------------------------------------------------------
   310906502       0.03050%             1
   310906675       0.03050%             2
   310906301       0.03050%             1
   310906394       0.03050%             1
   310906027       0.03050%             1
------------------------------------------------------------------------------------------------------------------------------------
   310906597       0.03050%             1
   310906597A      0.03050%
   310906597B      0.03050%
   310906597C      0.03050%
   310906189       0.03050%             1
------------------------------------------------------------------------------------------------------------------------------------
   310906106       0.03050%             1
   610906270       0.08050%             1
   310906688       0.03050%             1
   310906142       0.03050%             1
   310906246       0.03050%             1
------------------------------------------------------------------------------------------------------------------------------------
   410906631       0.03050%             1
   410906480       0.03050%             2
   410906182       0.03050%             1
   410906376       0.03050%             1
   410906499       0.03050%             1
------------------------------------------------------------------------------------------------------------------------------------
   410905964       0.03050%             1
   410906005       0.03050%             1
   410906393       0.03050%             1
   410906243       0.03050%             1
   310905113       0.03050%             1
------------------------------------------------------------------------------------------------------------------------------------
   620905484       0.08050%             1
   620905485       0.08050%             1
   410906683       0.03050%             1
   410906330       0.03050%             2
   410906447       0.03050%             1
------------------------------------------------------------------------------------------------------------------------------------
   410906172       0.03050%             1
   410906625       0.03050%             2
   410906404       0.03050%             1
   410906729       0.03050%             1
   410906190       0.03050%             1
------------------------------------------------------------------------------------------------------------------------------------
   410906471       0.03050%             1
   410906061       0.03050%             1
   410906205       0.03050%             1
   410905763       0.03050%             1
   410906307       0.03050%             1
------------------------------------------------------------------------------------------------------------------------------------
   410906080       0.03050%             1
   410906162       0.04050%             1
   410906377       0.03050%             1
   410906052       0.03050%             1
   410906587       0.03050%             1
------------------------------------------------------------------------------------------------------------------------------------
   410906591       0.03050%             2
   410906454       0.03050%             1
   410906141       0.03050%             1
   410905986       0.03050%             1
   410906452       0.04050%             1
------------------------------------------------------------------------------------------------------------------------------------
   620906559       0.08050%             1
   310906333       0.03050%             1
   410906507       0.03050%             1
   410906022       0.03050%             1
   410905757       0.03050%             1
------------------------------------------------------------------------------------------------------------------------------------
   410905492       0.03050%             1
   410906445       0.03050%             1
   410906632       0.03050%             1
   410906501       0.04050%             1
   410906389       0.03050%             1
------------------------------------------------------------------------------------------------------------------------------------
   410905551       0.03050%             2
   410906450       0.03050%             1
   410906562       0.03050%             1
   410906665       0.08050%             2
   410906803       0.06050%             1
------------------------------------------------------------------------------------------------------------------------------------
   410906658       0.08050%             1
   410906651       0.03050%             1
   410906086       0.04050%             2
   410906463       0.03050%             1
   410906458       0.07050%             1
------------------------------------------------------------------------------------------------------------------------------------
   410906666       0.11050%             2
   620906484       0.16050%             1
   410906396       0.09050%             1
   410906692       0.06050%             2
   410906705       0.03050%             1
------------------------------------------------------------------------------------------------------------------------------------
   410906720       0.11050%             1
   410906748       0.15050%             2

                                     Ex. A-1

                                   EXHIBIT B-1

     REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE MORTGAGE LOAN SELLER

            The Mortgage Loan Seller hereby represents and warrants that, as of the Closing Date:

            (a)   The Mortgage Loan Seller is a national banking association duly organized, validly existing and in good standing under the laws of the
United States.

            (b)   The Mortgage Loan Seller's execution and delivery of,
performance under, and compliance with this Agreement, will not violate the
Mortgage Loan Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default)
under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Mortgage Loan Seller, is likely to affect materially and adversely the ability of the Mortgage Loan
Seller to perform its obligations under this Agreement.

            (c)   The Mortgage Loan Seller has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

            (d)   This Agreement, assuming due authorization, execution and
delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage
Loan Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (e)   The Mortgage Loan Seller is not in violation of, and its
execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Mortgage Loan
Seller's good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

            (f)   No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Mortgage Loan Seller of the transactions contemplated herein, except for (A)
those consents, approvals, authorizations or orders that previously have been obtained and (B) those filings and recordings of Mortgage Loan Documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (g)   No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Mortgage Loan Seller's knowledge, threatened against the Mortgage Loan Seller that, if determined adversely to the Mortgage Loan Seller, would prohibit

                                    Ex. B-1-1

the Mortgage Loan Seller from entering into this Agreement or that, in the
Mortgage Loan Seller's good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

            (h)   The transfer of the Mortgage Loans to the Purchaser as
contemplated herein is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

            (i)   The Mortgage Loan Seller is not transferring the Mortgage
Loans to the Purchaser with any intent to hinder, delay or defraud its present or future creditors.

            (j)   The Mortgage Loan Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, its transfer of the Mortgage
Loans to the Purchaser, as contemplated herein.

            (k)   After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Mortgage Loan Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Mortgage Loan Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Mortgage Loan
Seller, and the Mortgage Loan Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business.

            (l)   The Mortgage Loan Seller does not intend to, and does not
believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

            (m)   No proceedings looking toward liquidation, dissolution or
bankruptcy of the Mortgage Loan Seller are pending or contemplated.

            (n)   The principal place of business and chief executive office of the Mortgage Loan Seller is located in the State of California.

            (o)   The consideration received by the Mortgage Loan Seller upon the sale of the Mortgage Loans constitutes at least fair consideration and reasonably equivalent value for such Mortgage Loans.

                                    Ex. B-1-2

                                   EXHIBIT B-2

          REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE PURCHASER

            The Purchaser hereby represents and warrants that, as of the Closing
Date:

            (a)   The Purchaser is a corporation duly organized, validly
existing and in good standing under the laws of the State of Delaware.

            (b)   The Purchaser's execution and delivery of, performance under, and compliance with this Agreement, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Purchaser, is likely to affect materially and adversely the ability of the Purchaser to perform its obligations under this
Agreement.

            (c)   This Agreement, assuming due authorization, execution and
delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (d)   No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser that, if determined adversely to the Purchaser, would prohibit the Purchaser from entering into this Agreement or that, in the
Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement.

            (e)   The Purchaser has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

            (f)   The Purchaser is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Purchaser to perform its obligations under this Agreement.

                                    Ex. B-2-1

                                    EXHIBIT C

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            FOR PURPOSES OF THIS EXHIBIT C, THE PHRASE "THE MORTGAGE LOAN
SELLER'S KNOWLEDGE" AND OTHER WORDS AND PHRASES OF LIKE IMPORT SHALL MEAN,
EXCEPT WHERE OTHERWISE EXPRESSLY SET FORTH BELOW, THE ACTUAL STATE OF KNOWLEDGE
OF THE MORTGAGE LOAN SELLER, ITS OFFICERS AND EMPLOYEES RESPONSIBLE FOR THE
UNDERWRITING, ORIGINATION, SERVICING OR SALE OF THE MORTGAGE LOANS REGARDING THE
MATTERS EXPRESSLY SET FORTH BELOW IN EACH CASE WITHOUT HAVING CONDUCTED ANY
INDEPENDENT INQUIRY INTO SUCH MATTERS AND WITHOUT ANY OBLIGATION TO HAVE DONE SO
(EXCEPT (I) HAVING SENT TO THE SERVICERS SERVICING THE MORTGAGE LOANS ON BEHALF
OF THE MORTGAGE LOAN SELLER, IF ANY, SPECIFIC INQUIRIES REGARDING THE MATTERS
REFERRED TO AND (II) AS EXPRESSLY SET FORTH HEREIN). ALL INFORMATION CONTAINED
IN DOCUMENTS WHICH ARE PART OF OR REQUIRED TO BE PART OF A MORTGAGE FILE, AS
SPECIFIED IN THE POOLING AND SERVICING AGREEMENT (TO THE EXTENT SUCH DOCUMENTS
EXIST) SHALL BE DEEMED WITHIN THE MORTGAGE LOAN SELLER'S KNOWLEDGE.

            The Mortgage Loan Seller hereby represents and warrants that, as of the date herein below specified or, if no such date is specified, as of the
Closing Date, except with respect to the Exceptions described on Schedule C to this Agreement and subject to Section 17 of this Agreement:

            1.    Mortgage Loan Schedule. The information set forth in the
Mortgage Loan Schedule with respect to the Mortgage Loans is true, complete (in accordance with the requirements of this Agreement and the Pooling and Servicing
Agreement) and correct in all material respects as of the date of this
Agreement.

            2.    Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Mortgage Loan Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan. The Mortgage
Loan Seller has full right, power and authority to transfer and assign each
Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances. Upon consummation of transactions contemplated by this Agreement, the Mortgage Loan Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each
Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Mortgage Loan Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

            3.    Payment Record. As of the Closing Date, the Mortgage Loan is
not, and in the prior 12 months (or since the date of origination if such
Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Monthly Payment without giving effect to any applicable grace period. If the Mortgage Loan Seller was the originator of the Mortgage Loan, the Mortgage Loan has not been 60 days or more past due in respect of any Monthly Payment (without giving effect to any applicable grace period) at any time since the date of origination. If the Mortgage Loan Seller was not the originator of the Mortgage Loan, the Mortgage Loan has not, to the
Mortgage Loan Seller's

                                     Ex. C-1

knowledge, been 60 days or more past due in respect of any Monthly Payment
(without giving effect to any applicable grace period) at any time since the date of origination.

            4.    Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in Paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such
Mortgage, in any event except for (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a preliminary title policy with escrow instructions, or a
"marked-up" commitment, in each case binding upon the title insurer), none of which (individually or in the aggregate) materially interferes with the security intended to be provided by such Mortgage, the current marketability or principal use of the related Mortgaged Property or the current ability of the related
Mortgaged Property to generate income sufficient to service such Mortgage Loan,
(c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a preliminary title policy with escrow instructions or "marked-up"
commitment, in each case binding upon the title insurer), none of which
(individually or in the aggregate) materially interferes with the security intended to be provided by such Mortgage, the current marketability or principal use of the related Mortgaged Property or the current ability of the related
Mortgaged Property to generate income sufficient to service such Mortgage Loan,
(d) other matters to which like properties are commonly subject, none of which
(individually or in the aggregate) materially interferes with the security intended to be provided by such Mortgage, the current marketability or principal use of the related Mortgaged Property or the current ability of the related
Mortgaged Property to generate income sufficient to service the related Mortgage
Loan, (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property which the Mortgage Loan
Seller did not require to be subordinated to the lien of such Mortgage and which do not (individually or in the aggregate) materially interfere with the security intended to be provided by such Mortgage, the current marketability or principal use of the related Mortgaged Property or the current ability of the related
Mortgaged Property to generate income sufficient to service the related Mortgage
Loan, (f) condominium declarations of record and identified in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a preliminary title policy with escrow instructions or "marked-up"
commitment, in each case binding upon the title insurer) and (g) if such
Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the
Mortgage for another Mortgage Loan contained in the same Cross-Collateralized
Group (the foregoing items (a) through (g) being herein referred to as the
"Permitted Encumbrances"). Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments and UCC Financing
Statements, establishes and creates a valid and, subject to the exceptions set forth in Paragraph 13 below, enforceable security interest in favor of the holder thereof in all items of personal property owned by the related Borrower which are material to the conduct in the ordinary course of the Borrower's business on the related Mortgaged Property. The related assignment of such
Mortgage executed and delivered in favor of the Trustee is in recordable form
(but for insertion of the name of the assignee and any related recording information which is not yet available to the Mortgage Loan Seller), unless the related Mortgage has been recorded in the name of

                                     Ex. C-2

Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, in which case no such assignment has been executed. Such assignment of Mortgage (if any) constitutes a legal, valid, binding and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

            5.    Assignment of Leases and Rents. There exists, to be included in the related Mortgage File as otherwise contemplated by this Agreement, an
Assignment of Leases, either as a separate instrument or as part of the
Mortgage, related to and delivered in connection with each Mortgage Loan that establishes and creates a valid, subsisting and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of or first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Borrower described therein; and each assignor thereunder has the full right to assign the same. The related assignment of any
Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the
Mortgage Loan Seller) unless the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, in which case no such assignment has been executed. Such assignment of Assignment of Leases (if any) constitutes a legal, valid, binding and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of such
Assignment of Leases from the relevant assignor to the Trustee. If an Assignment of Leases exists with respect to any Mortgage Loan (whether as part of the related Mortgage or separately), then the related Mortgage or related Assignment of Leases, subject to applicable law, provides for, upon an event of default under the Mortgage Loan, the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents or for rents to be paid directly to the mortgagee.

            6.    Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) neither the related
Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related Borrower has not been released from its obligations under such Mortgage, in whole or in material part, in each such event in a manner which would materially interfere with the benefits of the security intended to be provided by such Mortgage.

            7.    Condition of Property; Condemnation. In the case of each
Mortgage Loan, except as set forth in an engineering report prepared by a third party engineering consultant and included in the Servicing File and which has been the delivered to the initial Controlling Class Representative, the related
Mortgaged Property is, to the Mortgage Loan Seller's knowledge, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where: (1) an escrow of funds or insurance coverage or a letter of credit exists in an amount reasonably estimated to be sufficient to effect the necessary repairs and maintenance; or
(2) such repairs and maintenance have been completed; or (3) such repairs and maintenance are required to be completed and the amount reasonably estimated to be sufficient to effect the necessary repairs and maintenance does not exceed 5%
of the original principal balance of the related Mortgage Loan). None of the

                                     Ex. C-3

engineering reports referred to in the first sentence of this Paragraph 7 was prepared more than 18 months prior to the Closing Date. As of the date hereof, the Mortgage Loan Seller has no knowledge of any proceeding pending or written notice of any proceeding threatened for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. To the Mortgage
Loan Seller's knowledge (based solely on surveys (if any) and/or the lender's title policy (or, if such policy is not yet issued, a pro forma title policy, a preliminary title policy with escrow instructions or a "marked up" commitment)
obtained in connection with the origination of each Mortgage Loan), as of the date of the origination of each Mortgage Loan, (a) all of the improvements on the related Mortgaged Property considered material in determining the appraised value of the Mortgaged Property at origination lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below or that do not materially and adversely affect the value, marketability or current principal use of such Mortgaged Property, and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below.

            8.    Title Insurance. Each Mortgaged Property securing a Mortgage
Loan is covered by an American Land Title Association lender's title insurance policy or a comparable form of lender's title insurance policy approved for use in the applicable jurisdiction (the "Title Policy") (or, if such policy is yet to be issued, by a pro forma policy, a preliminary title policy with escrow instructions or a "marked up" commitment binding on the title insurer) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such
Mortgaged Property, subject only to any Permitted Encumbrances. Such Title
Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the
Mortgage Loan Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. Neither the Mortgage Loan Seller, nor to the Mortgage Loan Seller's knowledge, any other holder of the Mortgage Loan has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related
Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. Such Title Policy contains no exclusion for, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), the following:
(a) access to a public road; and (b) that if a survey was reviewed or prepared in connection with the origination of the related Mortgage Loan, the area shown on such survey is the same as the property legally described in the related
Mortgage.

            9.    No Holdback. The proceeds of each Mortgage Loan have been
fully disbursed (except in those cases where the full amount of the Mortgage
Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

                                     Ex. C-4

            10.   Mortgage Provisions. The Mortgage Loan Documents for each
Mortgage Loan, together with applicable state law, contain customary and, subject to the exceptions set forth in Paragraph 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby, including, without limitation, foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged Property is located).

            11.   Trustee under Deed of Trust. If the Mortgage for any Mortgage
Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b)
no fees or expenses are payable to such trustee by the Mortgage Loan Seller, the
Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Borrower or such customary fee, as may be payable, in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

            12.   Environmental Conditions. Except in the case of the Mortgage
Loans identified on Schedule C to this Agreement as Property Condition or
Engineering Report Loans, where the environmental assessment with respect to lead based paint, asbestos containing materials, and radon gas was included in the Property Condition or Engineering Report, with respect to each Mortgaged
Property (a) an environmental site assessment or an environmental site assessment update (each, an "Environmental Assessment") was performed by an independent third party environmental consultant with respect to each Mortgaged
Property securing a Mortgage Loan in connection with the origination of such
Mortgage Loan, (b) a report of each such Environmental Assessment or, in the case of a Property Condition or Engineering Report Loan, the applicable Property
Condition or Engineering Report, if any (each, an "Environmental Report"), is dated no earlier than twelve (12) months prior to the Closing Date and has been delivered to the Purchaser, and (c) either (i) no such Environmental Report, if any, provides that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such
Environmental Report does reveal any such material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property and the same has not been subsequently remediated in all material respects, then one or more of the following are true: (A) a party or parties not related to the related Borrower was identified as a responsible party for such condition or circumstance, (B)
the related Borrower was required to provide additional security in an amount reasonably estimated by the Mortgage Loan Seller to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related
Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Borrower provided a "no further action" letter or other evidence acceptable to the Mortgage Loan Seller in its reasonable business judgment, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation,
(E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage

                                     Ex. C-5

Loan, (F) there exists an escrow of funds reasonably estimated by the Mortgage
Loan Seller to be sufficient for purposes of effecting such remediation, (G) the related Borrower or other responsible party is currently taking such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or recommended by the environmental site assessment, (H) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (I) a responsible party provided a guaranty or indemnity to the related Borrower and/or the mortgagee to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had, in the
Mortgage Loan Seller's sole discretion, an appropriate net worth, or the financial ability to pay or perform all of its obligations under such guaranty or indemnity, in light of such material violation of applicable environmental laws with respect to such known circumstances or conditions relating to the related Mortgaged Property. To the Mortgage Loan Seller's knowledge, there are no significant or material circumstances or conditions with respect to such
Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Borrower questionnaire delivered to Mortgage Loan Seller in connection with the issuance of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. For the Mortgaged Properties identified on
Schedule C (Representation 12) to this Agreement, the Mortgage Loan Seller required the related Borrower to deliver, or the Mortgage Loan Seller itself obtained, a secured creditor impaired property insurance policy naming the
Mortgage Loan Seller and its successors and/or assigns as a loss payee (a
"Secured Creditor Policy") or a pollution legal liability policy naming the
Mortgage Loan Seller and its successors and/or assigns as an additional insured
(a "PLL Policy"; a Secured Creditor Policy or a PLL Policy, an "Environmental
Policy") (provided that a Mortgaged Property will not be identified on Schedule
C (Representation 12) to this Agreement unless the applicable Environmental
Policy was obtained to specifically address an environmental concern or in lieu of obtaining a Phase I environmental assessment or conducting additional environmental testing); such Environmental Policy has been issued by an insurer with a claims paying ability rating or a financial strength rating, as applicable, of no less than "AA" by each of S&P and Fitch; such Environmental
Policy is in full force and effect and all premiums required to be paid in connection with the issuance of such Environmental Policy have been so paid; and
either such Environmental Policy, by its terms, inures to the benefit of the holder of the related Mortgage Loan or, subject to the Seller's compliance with this Agreement, such Environmental Policy will be assigned to the Trustee within a reasonable period of time following the Closing Date. All Environmental
Reports that were in the possession of the Mortgage Loan Seller and that relate to a Mortgaged Property identified on Schedule C (Representation 12) to this
Agreement have been delivered to or disclosed to the environmental insurance carrier issuing the related Environmental Policy prior to the issuance of such
Environmental Policy. Each Environmental Policy covering a Mortgaged Property identified on Schedule C (Representation 12) to this Agreement that constitutes a Secured Creditor Policy is in an amount either (1) at least equal to 125% of the outstanding principal balance of the related Mortgage Loan or (2) equal to the lesser of cleanup costs and the outstanding principal balance of the related
Mortgage Loan and, in either case, such policy has a term ending no sooner than the date which is five years after the Stated Maturity Date (or, in the case of an ARD Loan, the Anticipated Repayment Date) of the Mortgage Loan to which it relates and either (x) does not provide for a deductible or (y)

                                     Ex. C-6

provides for a deductible and the amount of that deductible is held in escrow.
Each Environmental Policy covering a Mortgaged Property identified on Schedule C
(Representation 12) to this Agreement that constitutes a PLL Policy (1) has a term that is co-terminous with the Stated Maturity Date (or, in the case of an
ARD Loan, the Anticipated Repayment Date) of the related Mortgage Loan, (2)
provides for a deductible in an amount reasonably acceptable to the Mortgage
Loan Seller and (3) is in an amount reasonably acceptable to the Mortgage Loan
Seller. The Mortgage for each Mortgage Loan encumbering the related Mortgaged
Property or other related loan documents require the related Borrower to comply with all applicable federal, state and local environmental laws and regulations.

            13.   Loan Document Status. Each Mortgage Note, Mortgage and other agreement executed by or on behalf of the related Borrower with respect to each
Mortgage Loan is the legal, valid and binding obligation of the maker thereof
(subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. Except as set forth in the immediately preceding sentence, there was no valid offset, defense, counter claim or right of rescission available to the related Borrower with respect to any of the related Mortgage Notes, Mortgages or other loan documents, including, without limitation, any such valid offset, defense, counter claim or right based on intentional fraud by Mortgage Loan Seller in connection with the origination of the Mortgage Loan, that would deny the mortgagee the principal benefits intended to be provided by the Mortgage Note, Mortgage or other loan documents.

            14.   Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each
Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and
100% of the replacement cost of the improvements located on the related
Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged
Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months
(18 months for Mortgage Loans above $35 million) (or a specified dollar amount which, in the reasonable judgment of the Mortgage Loan Seller, will cover no less than twelve (12) months (18 months for Mortgage Loans above $35 million) of rental income). Set forth on Schedule C (Representation 14) to this Agreement is a list of those Mortgaged Properties as to which a tenant having a net worth of at least $50,000,000 or an investment grade rating provided self-insurance, as contemplated by the second preceding sentence, as of the date of origination of the subject Mortgage Loan. All such

                                     Ex. C-7

hazard insurance policies described above contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee as an additional insured in the case of liability insurance policies or as a loss payee in the case of property insurance policies, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender, the Mortgage for each
Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in
Paragraph 18 below). Each Mortgage requires that the Borrower or a tenant of the
Borrower maintain insurance as described above or permits the mortgagee to require insurance or self-insurance as described above, and permits the mortgagee to purchase such insurance at the Borrower's expense if Borrower fails to do so or provides that the mortgagee has the general right to cure defaults of the Borrower. Each Mortgaged Property is also covered by comprehensive general liability insurance in an amount at least equal to $1 million. If any material part of the improvements, exclusive of a parking lot, located on a
Mortgaged Property is in an area identified in the Federal Register by the
Federal Emergency Management Agency as having special flood hazards, the related
Borrower is required to maintain flood insurance in respect thereof to the extent such flood insurance is available.

            15.   Taxes and Assessments. To the Mortgage Loan Seller's
knowledge, there are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related
Mortgage, or if there are such delinquent charges or taxes, or if the appropriate amount of such taxes or charges is being appealed or is otherwise in dispute, the unpaid taxes or charges are covered by an escrow of funds or other security sufficient to pay such tax or charge. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

            16.   Borrower Bankruptcy. To the Mortgage Loan Seller's knowledge, no Borrower under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding. To the Mortgage Loan Seller's knowledge, as of the origination of the Mortgage Loan, none of (x) the nonrecourse carveout guarantors or nonrecourse carveout indemnitors under the
Mortgage Loan, (y) any tenant with respect to more than 75% of the net rentable area at the related Mortgaged Property that is an Affiliate of the Borrower or
(z) the sole tenant at the Mortgaged Property (in the case of this clause (z), if substantially all of the Mortgaged Property is leased to a single tenant and the tenant was the owner of the Mortgaged Property immediately prior to the origination of the Mortgage Loan) was a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

                                     Ex. C-8

            17.   Local Law Compliance. To the Mortgage Loan Seller's knowledge, based upon any of a letter from governmental authorities, a legal opinion, an architect's letter, a zoning consultant's report, an endorsement to the related title policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject
Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related Borrower at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect (i) the value of the related
Mortgaged Property as determined by the appraisal performed in connection with the origination of such Mortgage Loan; or (ii) the principal use of the
Mortgaged Property as of the date of the origination of such Mortgage Loan). As of the date of origination, with respect to each legal non-conforming use or structure, the originator determined (based on either (x) any of a review of the applicable zoning law, a letter from a governmental authority, a legal opinion, an architect's letter, a zoning consultant's report, an endorsement to the related title policy or a combination of the foregoing or (y) due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located) that if a casualty occurred at that time, the Mortgaged Property could have been restored or repaired to such an extent that the use or structure of the restored or repaired property would be substantially the same use or structure, or law and ordinance insurance has been obtained, or a holdback has been established and the Borrower is required to take steps necessary to cause the Mortgaged Property to become a conforming use or structure.

            18.   Leasehold Estate Only. If any Mortgage Loan is secured by the interest of a Borrower as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee
Interest"), then:

            (a)   Such Ground Lease or a memorandum thereof has been submitted for recording; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File;

            (b)   The related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related
Mortgage, other than the related Fee Interest and Permitted Encumbrances;

            (c)   The Borrower's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it either has been obtained or cannot be unreasonably withheld; provided that such Ground Lease has not been terminated and all

                                     Ex. C-9

amounts owed thereunder have been paid). If required by such Ground Lease, the lessor has received notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease;

            (d)   The related ground lessor has agreed to provide the holder of the Mortgage Loan notice and the holder of such Mortgage Loan is permitted a reasonable time to cure any default or breach by the lessee thereunder, including such time as is necessary to gain possession of the Mortgaged
Property, by foreclosure or otherwise, if possession is necessary to effect such cure, before the lessor thereunder may terminate such Ground Lease;

            (e)   In connection with the origination of such Mortgage Loan, the related ground lessor provided an estoppel to the originator confirming that the related Borrower was not then in default under such Ground Lease; such Ground
Lease provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to the mortgagee; the Mortgage Loan Seller has not received any written notice of default under or termination of such Ground Lease; to the
Mortgage Loan Seller's knowledge, there is no material default under such Ground
Lease and no condition that, but for the passage of time or giving of notice, would result in a material default under the terms of such Ground Lease; and, to the Mortgage Loan Seller's knowledge, such Ground Lease is in full force and effect as of the Closing Date;

            (f)   Such Ground Lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the mortgagee if it takes possession of such leasehold interest) that extends not less than 20 years beyond the stated
maturity of the related Mortgage Loan, or 10 years if such Mortgage Loan fully or substantially amortizes by the stated maturity;

            (g)   Such Ground Lease requires the lessor to enter into a new
lease with a mortgagee upon termination of such Ground Lease as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related
Borrower, unless the mortgagee under such Mortgage Loan fails to cure a curable default of the lessee under such Ground Lease following notice thereof from the lessor;

            (h)   Under the terms of such Ground Lease and the related Mortgage, taken together, any related casualty insurance proceeds with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender) or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

            (i)   Such Ground Lease does not impose any restrictions on
subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender on a similar mortgaged property in the lending area where the Mortgaged Property is located at the time of the origination of such
Mortgage Loan; and

                                    Ex. C-10

            (j)   Such Ground Lease may not be amended or modified or any such amendment or modification will not be effective against the mortgagee without the prior written consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns, provided that such mortgagee has provided the ground lessor with notice of its lien in accordance with the terms of such Ground
Lease.

            19.   Qualified Mortgage. Such Mortgage Loan is a "qualified
mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury
Regulations Section 1.860G-2(a) (but without regard to the rule in Treasury
Regulations Section 1.860G-2(f)(2)).

            20.   Advancement of Funds. In the case of each Mortgage Loan,
neither the Mortgage Loan Seller nor, to the Mortgage Loan Seller's knowledge, any prior holder of such Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than amounts paid by the tenant as specifically provided under a related lease), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage
Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

            21.   No Equity Interest, Equity Participation or Contingent
Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Borrower, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment
Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment.

            22.   Legal Proceedings. To the Mortgage Loan Seller's knowledge, there are no pending actions, suits, governmental investigations or proceedings by or before any court or governmental authority against or affecting the
Borrower under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Borrower or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property, the principal benefit of the security intended to be provided by the Mortgage Loan Documents, the current ability of the Mortgaged Property to generate net cash flow sufficient to service such Mortgage Loan, or the current principal use of the Mortgaged
Property.

            23.   Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or other underwriting criteria specified therein. To the Mortgage Loan Seller's knowledge, except for cases involving Cross-Collateralized Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any

                                    Ex. C-11

mortgage liens junior to or of equal priority with the liens of the related
Mortgage. Each of the related Mortgage Loan Documents requires the Borrower to pay all reasonable costs and expenses related to obtaining consent to an encumbrance.

            24.   No Mechanics' Liens. As of the date of origination and, to the
Mortgage Loan Seller's knowledge, as of the Closing Date, each Mortgaged
Property securing a Mortgage Loan (exclusive of any related personal property)
is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance; and, to the Mortgage Loan Seller's knowledge, no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

            25.   Compliance. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

            26.   Licenses and Permits. To the Mortgage Loan Seller's knowledge, as of the date of origination of each Mortgage Loan, and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related borrower at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related
Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued, and, as of the Cut-Off Date, the Mortgage Loan Seller has no written notice that the related Borrower was not in possession of such licenses, permits and franchises or that such licenses, permits and franchises have not otherwise been issued.

            27.   Cross-Collateralization. No Mortgage Loan is
cross-collateralized with any loan which is outside the Mortgage Pool.

            28.   Releases of Mortgaged Properties. No Mortgage Note or Mortgage
requires the mortgagee to release all or any material portion of the related
Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of
U.S. "government securities" within the meaning of Treasury Regulations Section
1.860G-2(a)(8)(i) in connection with a defeasance of the related Mortgage Loan;
provided that the Mortgage Loans that are Cross-Collateralized Mortgage Loans and the other individual Mortgage Loans secured by multiple parcels may require the respective mortgagee(s) to grant releases of portions of the related
Mortgaged Property or the release of one or more related Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements, (ii)
the payment of a release price and, if so provided in the related Mortgage Loan
Documents, prepayment consideration in connection therewith or (iii) the substitution of real property collateral; and provided, further, that any
Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Mortgage Loan Seller did not give any material value in underwriting the Mortgage Loan. With respect to any full or partial

                                    Ex. C-12

release or substitution of collateral, as contemplated by the provisos to the immediately preceding sentence, either: (a) such release or substitution of collateral (i) would not constitute a "significant modification" of the subject
Mortgage Loan within the meaning of Treasury Regulations Section 1.860G-2(b)(2)
and (ii) would not cause the subject Mortgage Loan to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3)(A) of the Code; or (b) the mortgagee or servicer can, in accordance with the related Mortgage Loan
Documents, condition such release or substitution of collateral on the related
Borrower's delivery of an opinion of tax counsel to the effect specified in the immediately preceding clause (a).

            29.   Defeasance. If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan either (A) (1) permits defeasance no earlier than two years after the Closing Date, (2) permits defeasance only with substitute collateral constituting "government securities"
within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i), in an
amount sufficient to make all scheduled payments under the Mortgage Note and (3)
has been transferred by the Mortgage Loan Seller with the intent that the defeasance provision not be utilized (x) for any reason other than to facilitate the disposition of the Mortgaged Property or any other customary commercial transaction or (y) as a part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages or (B) requires that a legal opinion or opinions be delivered with respect to the defeasance that states subject to customary assumptions and qualifications that the holder of the such
Mortgage Loan has a first priority perfected security interest in the defeasance collateral and that the defeasance will not cause the Trust to fail to qualify as a REMIC as defined in the REMIC Provisions (the "Legal Opinion"). The related
Mortgage Loan Documents enable the lender to charge the Borrower for the expenses associated with permitting a defeasance and provide for the following items (or otherwise contain provisions pursuant to which the holder can require such items): (a) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term, (b) the Legal Opinion, and (c) a letter or other written evidence from the Rating Agencies to the effect that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates.

            30.   Fixed Rate Loan. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

            31.   Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12 month period prior to the related origination date.

            32.   No Material Default. To the Mortgage Loan Seller's knowledge, there exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan and no event has occurred which, with the passing of time or giving of notice and the expiration of any grace or cure period, would constitute such a material default or breach;
provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Mortgage Loan Seller in this Exhibit C.
Neither the Mortgage Loan Seller nor any servicer on

                                    Ex. C-13

behalf of the Mortgage Loan Seller has accelerated the Mortgage Loan or commenced judicial or non-judicial foreclosure proceedings with respect to the
Mortgage Loan.

            33.   Due-on-Sale. Except for transfers to specific parties that are identified and pre-approved in the Mortgage Loan Documents and except with respect to certain transfers by reason of family and estate planning and/or a substitution or release of collateral within the parameters of Paragraph 28 above, each Mortgage contains a "due on sale" clause which expressly or effectively provides for the acceleration of the payment of the unpaid principal balance and accrued interest of the related Mortgage Loan if, without the prior written consent of the holder of such Mortgage and/or the satisfaction of specified criteria set forth in the related Mortgage Loan Documents, the property subject to the Mortgage or any material portion thereof, or any controlling interest in the Borrower (except for a transfer of a controlling interest in the Borrower to a Person where one or more individuals specified in the Mortgage (i) own and control at least 50% of the same type of ownership interests in such Person and the Mortgaged Property as such individuals held in the original Borrower and the Mortgaged Property and (ii) such individuals continue to control the management of such Person and the Mortgaged Property), is directly or indirectly transferred or sold; provided, however, that certain
Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Borrower's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Borrower or constituent entities of the Borrower to a third party or parties related to the
Borrower upon the Borrower's satisfaction of certain conditions precedent.

            34.   Single Purpose Entity. The Borrower on each Mortgage Loan with a Cut-off Date Principal Balance of $10,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a
"Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the
Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Mortgaged Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Mortgaged Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan Documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates except on an arm's-length basis.

            35.   Whole Loan. Each Mortgage Loan is a whole loan and not a
participation interest in a mortgage loan.

            36.   Security Interests in Hospitality Properties. If any Mortgaged
Property securing a Mortgage Loan is operated as a hospitality property then (a)
the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a valid and enforceable (subject to the exceptions set forth in Paragraph
13 above) first priority security interest in all items of personal property

                                    Ex. C-14

owned by the related Borrower which are material to the conduct in the ordinary course of the Borrower's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more Uniform Commercial Code financing statements covering such personal property have been filed or recorded (or have been sent for filing or recording)
wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing of a Uniform Commercial Code financing statement under applicable law).
The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the
Mortgage Loan Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and binding assignment thereof from the relevant assignor to the
Trustee.

            37.   Prepayment Premiums. Prepayment Premiums payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties"
within meaning of Treasury Regulations Section 1.860G-1(b)(2).

            38.   [RESERVED]

            39.   [RESERVED]

            40.   Recourse. The related Mortgage Loan Documents contain
provisions providing for recourse against the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower, or a natural person, for damages sustained in connection with the Borrower's fraud or willful misrepresentation, failure to deliver insurance or condemnation proceeds or awards or security deposits to lender or to apply such sums as required under the Mortgage Loan Documents, failure to apply rents and other income during a default or after acceleration to either amounts owing under the loan or normal and necessary operating expenses of the property or commission of material physical waste at the Mortgaged Property. The related Mortgage Loan documents contain provisions pursuant to which the related Borrower, a principal of such
Borrower or an entity controlled by a principal of such Borrower, or a natural person, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental covenants.

            41.   Assignment of Collateral. There is no material collateral
securing any Mortgage Loan that has not been assigned to the Purchaser.

            42.   Fee Simple or Leasehold Interests. The interest of the related
Borrower in the Mortgaged Property securing each Mortgage Loan includes a fee simple and/or leasehold estate or interest in real property and the improvements thereon.

            43.   Escrows. All escrow deposits (including capital improvements, environmental remediation reserves and other reserve deposits, if any) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage Loan Documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Mortgage Loan Seller or its agents (which shall include the applicable Master Servicer). All such escrow deposits which are

                                    Ex. C-15

required for the administration and servicing of such Mortgage Loan are conveyed hereunder to the Purchaser. Any and all material requirements under each
Mortgage Loan as to completion of any material improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the Closing Date, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

            44.   Operating Statements. In the case of each Mortgage Loan, the related Mortgage Loan Documents require the related Borrower, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and rent rolls not less frequently than quarterly and annually and financial statements of the Borrower not less frequently than annually (except if the Mortgage Loan has an outstanding principal balance of less than or equal to $4,000,000 as of the Cut-off Date or the related Mortgaged
Property has only one tenant, in either of which cases the Mortgage Loan
Documents require the Borrower, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and (if there is more than one tenant) rent rolls and/or financial statements of the Borrower annually), and such other information as may be required therein.

            45.   Appraisals. An appraisal of the related Mortgaged Property was conducted in connection with the origination of the Mortgage Loan, which appraisal is signed by an appraiser, who, to the Mortgage Loan Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the
Borrower or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; in connection with the origination of the Mortgage Loan, each appraiser has represented in such appraisal or in a supplemental letter that the appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as
adopted by the Appraisal Standards Board of the Appraisal Foundation.

            46.   No Capital Contributions. The Mortgage Loan Seller has no
obligation to make any capital contributions to the related Borrower under the
Mortgage Loan.

            47.   Grace Periods. The related Mortgage or Mortgage Note provides a grace period for Monthly Payments no longer than ten (10) days from the applicable Due Date.

            48.   Access Routes. Based solely on surveys, title insurance
reports, the Title Policy, the engineering report, the appraisal and/or other relevant documents included in the Mortgage File, at the time of origination of the Mortgage Loan, the Mortgaged Property had access to a public road.

            49.   Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related
Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, in which case the Mortgage Loan requires the Borrower to escrow an amount sufficient to pay taxes for the existing tax parcel of which the Mortgaged
Property is a part.

                                    Ex. C-16

            50.   Loan Servicing. The servicing practices used with respect to each Mortgage Loan have been in all material respects legal, proper, and prudent.

            51.   Terrorism Insurance. With respect to each Mortgage Loan that has a Stated Principal Balance as of the Cut-off Date that is greater than or equal to $20,000,000, the related all risk insurance policy and business interruption policy do not specifically exclude acts of terrorism from coverage.
To the Mortgage Loan Seller's knowledge, as of the date of origination of the
Mortgage Loan the related all risk insurance policy and business interruption policy did not, and as of the date hereof the related all risk insurance policy and business interruption policy does not, specifically exclude acts of terrorism from coverage. The knowledge of the Mortgage Loan Seller referred to in the preceding sentence is based on the procedures described on Schedule C hereto. With respect to each of the Mortgage Loans, the related Mortgage Loan
Documents do not expressly waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability, or as otherwise indicated on Schedule C to this
Agreement.

                                    Ex. C-17

                                   SCHEDULE C

           EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

                                   SCHEDULE A

                      BSCMSI 2007-PWR17/WELLS FARGO POOL 59

                                WELLS FARGO LOANS

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

1. Mortgage Loan Schedule.

2. Ownership of Mortgage Loans.

         o  DRA Office Colonial Portfolio (Note A-2) (510906939) ($247,302,419):
            $756,000,000 senior loan to borrower is secured on a pari passu basis by various notes (A-1 Note in amount of $247,302,418.67; A-2
            Note in amount of $247,302,418.67; and A-3 Note in amount of
            $247,302,418.66); Wells Fargo is contributing A-2 Note to BSCMSI
            2007-PWR17 Trust; The loan is serviced pursuant to the Pooling and
            Servicing Agreement for the MLMT 2007-C-1

         o  1101 New York Ave - (Note A-2) (510906940 ($112,500,000):
            $225,000,000 senior loan to borrower is secured on a pari passu basis by various notes (A-1 Note in amount of $112,500,000 and A-2
            Note in amount of $112,500,000); Wells Fargo is contributing A-2
            Note to BSCMSI 2007-PWR17 Trust; The loan is serviced pursuant to the Pooling and Servicing Agreement for the MLMT 2007-C-1 Trust

         o  Shepherd Ranch Shopping Plaza (610906270) ($5,700,000):
            Correspondent fee agreement executed with third party (Mohr-Rurik
            Capital Group, Inc.)

         o  Rite Aid Barstow (620905484) ($4,200,000): Correspondent fee
            agreement executed with third party (Alison Company)

         o  Rite Aid Coachella (620905485) ($4,200,000): Correspondent fee
            agreement executed with third party (Alison Company)

         o  923-957 Baldwin Park Industrial (620906484) ($1,365,000):
            Correspondent fee agreement executed with third party (Alison
            Company)

         o  Hidden Valley Parkway Shops (620906559) ($2,725,000): Correspondent
            fee agreement executed with third party (Keystone Mortgage Corp.)

3. Payment Record.

4. Lien; Valid Assignment.

                                    Sch. C-1

         o  DRA Office Colonial Portfolio (Note A-2) (510906939) ($247,302,419):
            (i) $756,000,000 senior loan to borrower is secured on a pari passu basis by various notes (A-1 Note in amount of $247,302,418.67; A-2
            Note in amount of $247,302,418.67; and A-3 Note in amount of
            $247,302,418.66); Wells Fargo is contributing A-2 Note to BSCMSI
            2007-PWR17 Trust; The loan is serviced pursuant to the Pooling and
            Servicing Agreement for the MLMT 2007-C-1; also, (ii) With respect to one of constituent properties (Peachtree Street - allocated loan amount of $15,561,000) the borrower's interest is comprised of a condominium interest for approximately 92% of the related units; The condominium association owns an adjacent parking garage that services constituent property but the parking garage is neither a current common element of the condominium regime nor collateral for the subject loan; The holder of the mortgage lien on the parking garage has agreed, however, that it will not take any enforcement action while the subject loan is outstanding and its lien will be extinguished in the event of a foreclosure of the subject loan;
            also, (iii) Out parcel tenant (Ruth's Chris ) at CC at Town Park property (allocated loan amount of $23,265,602) has right of first refusal (ROFR) to purchase its leased property and a small portion of adjacent land; Foreclosure does not extinguish ROFR; Loan documents provide for release of Ruth's Chris ROFR-related property subject to certain conditions, including payment of release price to lender; also (iv) Condominium association and other condominium unit owners at Peachtree Street property (allocated loan amount of
            $15,561,000) have ROFR to purchase space in the building;
            Foreclosure does not extinguish ROFR; Foreclosure or deed-in-lieu does not trigger ROFR, however

         o  1101 New York Ave - (Note A-2) (510906940 ($112,500,000):
            $225,000,000 senior loan to borrower is secured on a pari passu basis by various notes (A-1 Note in amount of $112,500,000 and A-2
            Note in amount of $112,500,000); Wells Fargo is contributing A-2
            Note to BSCMSI 2007-PWR17 Trust; The loan is serviced pursuant to the Pooling and Servicing Agreement for the MLMT 2007-C-1 Trust

         o  DRA Retail Portfolio (3 Properties) (510906196) ($49,000,000): With
            respect to Cherrydale property only, Tenant (Ingles Market) has right of first refusal (ROFR) affecting entirety of property; ROFR is not extinguished by foreclosure; Foreclosure or deed-in-lieu does not trigger ROFR, however

         o  Palm Valley Medical Bldg (310905296) ($24,000,000): Declarant under
            11.19.2003 Parcel Declaration for Palm Valley Medical Center Campus
            has conditional right to repurchase entirety of mortgaged property at fair market value improvements are not restored following casualty or condemnation; Declarant estoppel provides, among other things, that Declarant shall not exercise purchase option if, following Declarant notice of intent to purchase ("notice date"),
            (i) (a) lender or borrower notifies Declarant of intend to restore and commences restoration within 90 days of notice date, or (b)
            Lender commences remedies within such 90-day period; and (ii) either
            (a) borrower completes restoration in 24 months of notice date or
            (b) lender completes remedies within such 24 month

                                    Sch. C-2

            period; also, loan is springing recourse to borrower and warm body guarantors if conditional repurchase right exercised

         o  Estrella Medical Plaza (310904871) ($21,000,000): (i) Ground lessor
            (Banner Health) has purchase option affecting entirety of property if there is more than 49% change in Borrower in any 2 year period;
            Ground leases were amended to make such rights subject to transfer and prepayment terms of loan documents, and all amounts due under loan (including repayment charges) are required to be satisfied;
            also, (ii) Ground lessor has right of first refusal (ROFR); ROFR affects entire property, ROFR is not extinguished by foreclosure;
            Foreclosure or deed-in-lieu does not trigger ROFR, however

         o  Cardenas Market Fontana (310906558) ($20,000,000): (i) Tenant
            (Cardenas Market) has a right of first refusal (ROFR's) affecting its respective leased parcel and/or entirety of shopping center;
            ROFR is not extinguished by foreclosure; Foreclosure or deed-in-lieu does not trigger ROFR, however, and (ii) Tenant (Starbucks) has a right of first refusal (ROFR's) affecting its respective leased parcel in the event that Borrower elects to sell only the Starbucks parcel; ROFR is not extinguished by foreclosure; Foreclosure or deed-in-lieu does not trigger ROFR, however

         o  North Los Altos SC (310906299) ($14,000,000): Tenant (McDonald's)
            has right of first refusal (ROFR) affecting its leased parcel; ROFR is not extinguished by foreclosure; Lease is silent regarding foreclosure or deed-in-lieu's triggering ROFR, but post-closing delivery of SNDA with provision that foreclosure/deed-in-lie does not trigger ROFR is best efforts undertaking by Borrower, however;
            McDonald's rent comprises 4.5% of economic rent; Underwritten LTV is
            33%

         o  The Ventura SC (310906327) ($10,000,000): Tenant (Wal-Mart) has
            right of first offer (ROFO) affecting its leased parcel; ROFO is not extinguished by foreclosure; Foreclosure or deed-in-lieu does not trigger ROFO, however

         o  Aetna Bldg (310906742) ($7,600,000): Basin Electric Power
            Cooperative (predecessor-in-title) has right of first refusal (ROFR)
            affecting entirety of mortgaged property; ROFR is not extinguished by foreclosure; Foreclosure or deed-in-lieu does not trigger ROFR, however

         o  Sandpointe Apts (310906346) ($7,250,000): 32 units on the property are the subject of affordable housing-type use restrictions; Based on 08.31.2006 annual report property is in compliance; Current market rental rates as underwritten not greater than the affordable housing restricted rental rate

         o  Ray's Food Place (310906328) ($6,840,000): Tenant (Ray's Food Place)
            has right of first refusal (ROFR) affecting its leased parcel; ROFR is not extinguished by foreclosure; Foreclosure or deed-in-lieu does not trigger ROFR, however

         o  Rite Aid Wirum Portfolio (310906597) ($6,050,000): For each of three constituent properties, tenant (Rite-Aid) has right of first refusal
            (ROFR) affecting

                                    Sch. C-3

            entirety of such constituent property; ROFR is not extinguished by foreclosure; Foreclosure or deed-in-lieu does not trigger ROFR, however

         o  South Fountain View Office Center (310906106) ($6,000,000):
            Fractional condominium; Borrower has 50% ownership interest; Each of two units is separate building, and related unit owner has maintenance responsibilities for related building; of condominium;
            Two-thirds vote required for major actions; Association assessments are limited to maintenance of parking and landscaping, and snow removal

         o  Sobel Bldg (410906005) ($4,500,000): Tenant (Clear Channel Outdoor,
            Inc.) has right of first opportunity to purchase billboard sign, billboard structural framework and billboard foundation adjacent to the building together with an easement for access thereto; ROFO is not extinguished by foreclosure; Foreclosure or deed-in-lieu does not trigger ROFO, however

         o  Walgreens - Brick, New Jersey (410906393) ($4,500,000): Tenant
            (Walgreen's) has right of first refusal (ROFR) affecting entirety of property; ROFR is not extinguished by foreclosure; Foreclosure or deed-in-lieu does not trigger ROFR, however

         o  Rite Aid Fallbrook (410906172) ($3,600,000): Tenant (Rite-Aid) has
            right of first offer (ROFO) affecting entirety of property; ROFO is not extinguished by foreclosure; Foreclosure or deed-in-lieu does not trigger ROFO, however

         o  The Lewis Bldg (410906307) ($3,047,000): Tenant (Indiana University)
            has right of first refusal (ROFR) affecting entirety of property;
            ROFR is not extinguished by foreclosure; Foreclosure or deed-in-lieu does not ostensibly trigger ROFR due to "bona fide offer" language in underlying lease; Carve-out obtained regarding losses arising from assertion by tenant that foreclosure/deed-in-lieu triggers
            ROFR, however

         o  203 W. Cottage Grove Retail Center (410906632) ($2,200,000): (i)
            Tenant (L2 Corporation) has purchase option affecting entirety of property; SNDA prohibits transfer of title until satisfaction of debt or defeasance of loan; also, (ii) Tenant has right of first refusal (ROFR) and right of first offer (ROFO); ROFR affects entire property, ROFR is not extinguished by foreclosure; Foreclosure or deed-in-lieu does not trigger ROFR, however; ROFO affects only part of property, tenant has first offer to expand space

         o  National Tire & Battery - Shawnee (410906658) ($1,750,000): Tenant
            (National Tire & Battery) has right of first refusal and right of first offer (ROFR/ROFR) affecting entirety of property; ROFR/ROFO is not extinguished by foreclosure; Loan becomes full recourse if tenant exercises or attempts to exercise ROFR/ROFO in connection with lender's exercise of remedies or if tenant acquires property pursuant to ROFR/ROFO without lender's consent

5. Assignment of Leases and Rents.

                                    Sch. C-4

         o  DRA Office Colonial Portfolio (Note A-2) (510906939) ($247,302,419):
            $756,000,000 senior loan to borrower is secured on a pari passu basis by various notes (A-1 Note in amount of $247,302,418.67; A-2
            Note in amount of $247,302,418.67; and A-3 Note in amount of
            $247,302,418.66); Wells Fargo is contributing A-2 Note to BSCMSI
            2007-PWR17 Trust; The loan is serviced pursuant to the Pooling and
            Servicing Agreement for the MLMT 2007-C-1

         o  1101 New York Ave - (Note A-2) (510906940 ($112,500,000):
            $225,000,000 senior loan to borrower is secured on a pari passu basis by various notes (A-1 Note in amount of $112,500,000 and A-2
            Note in amount of $112,500,000); Wells Fargo is contributing A-2
            Note to BSCMSI 2007-PWR17 Trust; The loan is serviced pursuant to the Pooling and Servicing Agreement for the MLMT 2007-C-1 Trust

6. Mortgage Status; Waivers and Modifications

7. Condition of Property; Condemnation.

8. Title Insurance

         o  DRA Office Colonial Portfolio (Note A-2) (510906939) ($247,302,419):
            $756,000,000 senior loan to borrower is secured on a pari passu basis by various notes (A-1 Note in amount of $247,302,418.67; A-2
            Note in amount of $247,302,418.67; and A-3 Note in amount of
            $247,302,418.66); Wells Fargo is contributing A-2 Note to BSCMSI
            2007-PWR17 Trust; The loan is serviced pursuant to the Pooling and
            Servicing Agreement for the MLMT 2007-C-1; The Mortgage Loan Seller
            has not done, by act or omission, anything that would materially impair the coverage under the title policy, but no representation can be made with respect to the acts or omissions of the holder of the mortgage (currently U.S. Bank National Association, as trustee under the Pooling and Servicing Agreement for MLMT 2007-C-1 Trust)

         o  1101 New York Ave - (Note A-2) (510906940 ($112,500,000):
            $225,000,000 senior loan to borrower is secured on a pari passu basis by various notes (A-1 Note in amount of $112,500,000 and A-2
            Note in amount of $112,500,000); Wells Fargo is contributing A-2
            Note to BSCMSI 2007-PWR17 Trust; The loan is serviced pursuant to the Pooling and Servicing Agreement for the MLMT 2007-C-1 Trust; The
            loan is serviced pursuant to the Pooling and Servicing Agreement for the MLMT 2007-C-1; The Mortgage Loan Seller has not done, by act or omission, anything that would materially impair the coverage under the title policy, but no representation can be made with respect to the acts or omissions of the holder of the mortgage (currently U.S.
            Bank National Association, as trustee under the Pooling and
            Servicing Agreement for MLMT 2007-C-1 Trust)

9. No Holdbacks.

10. Mortgage Provisions.

                                    Sch. C-5

11. Trustee under Deed of Trust.

12. Environmental Conditions.

      Schedule A Loans (In lieu of Phase I, property was included in lender's group secured creditor impaired policy issued by Steadfast Insurance
      Company

         o  Woodcreek Estates (410906480) ($5,000,000)

         o  10471 Grant Line (410906499) ($4,880,000)

         o  Rite Aid Barstow (620905484) ($4,200,000)

         o  Rite Aid Coachella (620905485) ($4,200,000)

         o  507 Polk Street (410906683) ($4,000,000)

         o  Hayden Lane Apts (410906330) ($3,800,000)

         o  Park 16 Office Bldg (410906447) ($3,745,000)

         o  Rite Aid Fallbrook (410906172) ($3,600,000)

         o  Eastwood Terrace Apts (410906625) ($3,580,000)

         o  Florida Secure Storage (410906404) ($3,480,000)

         o  Airport Business Park (410906061) ($3,300,000)

         o  Scolari's (410906471) ($3,300,000)

         o  Lake Meridian Station (410906205) ($3,250,000)

         o  The Lewis Bldg (410906307) ($3,047,000)

         o  Lake Plaza Office Bldg (410906080) ($3,000,000)

         o  Shops at Waggoner Road (410906052) ($3,000,000)

         o  Avalon Plaza (410906377) ($3,000,000)

         o  Priority Health Office Bldg (410906587) ($2,900,000)

         o  Trillium Townhomes Phase II (410906591) ($2,900,000)

         o  Total Roofing Bldg (410906454) ($2,885,000)

         o  Gateway Market (410906141) ($2,800,000)

         o  Rust Bldg (410906452) ($2,750,000)

                                    Sch. C-6

         o  Hidden Valley Parkway Shops (620906559) ($2,725,000)

         o  Black Canyon Plaza (410905986) ($2,770,000)

         o  The Shops at Costco Plaza (410906022) ($2,560,000)

         o  AA- Alpine-Jordan Point (410905492) ($2,500,000)

         o  Howard and Baronne SS (410905757) ($2,500,000)

         o  Office Max Chesapeake (410906501) ($2,100,000)

         o  Chicago Title Office Complex (410906389) ($2,080,000)

         o  Brentwood Townhomes (410905551) ($2,000,000)

         o  Eastside SS (410906450) ($1,920,000)

         o  Rocky Mountain Pies Industrial (410906562) ($1,875,000)

         o  1515 Alice Street (410906665) ($1,800,000)

         o  Linden Avenue Apts (410906086) ($1,750,000)

         o  Palm Bay Commons (410906651) ($1,750,000)

         o  National Tire & Battery - Shawnee (410906658) ($1,750,000)

         o  Bank of the West Bldg - Danville (410906458) ($1,680,000)

         o  595 Merritt Avenue (410906666) ($1,400,000)

         o  Autozone Paradise (410906396) ($1,150,000)

         o  Ramona Park Apts (410906692) ($1,050,000)

         o  ADT Office Bldg (410906705) ($1,040,000)

         o  Sherwin Williams - Mansfield (410906720) ($935,000)

         o  La Fortuna Apts (410906748) ($850,000)

13. Loan Document Status.

14. Insurance.

         o  Niagara Water (310906391) ($15,440,000): Borrower's obligation to provide rent loss and business interruption insurance is
            conditionally suspended provided that

                                    Sch. C-7

            the lease covering the entirety of the mortgaged property does not provide for any rent abatement in the event of a casualty

         o  Rite Aid Wirum Portfolio (310906597) ($6,050,000): Policy deductible for required casualty insurance is $500,000; lease is guaranteed by
            Rite-Aid Corporation

         o  CVS Pharmacy Newbury Park (410906631) ($5,300,000): Based on seismic study, PML is 21% Earthquake insurance is currently in effect;
            however deductible is $500,000 (full replacement value of the mortgaged property is $1,853,000); Tenant has the obligation under the related lease to fully restore the mortgaged property in the event of a casualty; As of 12.31.2006 CVS has a net worth of $9.9 billion; also, Carve-out obtained from warm body guarantors for related losses

         o  Rite Aid Barstow (620905484) ($4,200,000): Borrower's obligation to provide required casualty, rent loss, comprehensive general liability and terrorism insurance suspended so long as tenant satisfies lease's insurance requirements, subject to certain conditions, including Tenant `s (Rite-Aid) maintaining "reserve adequate for risks covered by such plan of self-insurance; Lease requires Rite-Aid to provide casualty and liability coverages only;
            also, permitted deductible of $500,000 for casualty insurance if third party coverage maintained; Casualty, rent loss, comprehensive general liability and terrorism insurance are currently in place from third party providers; deductible is currently $500,000 for casualty insurance

         o  Rite Aid Coachella (620905485) ($4,200,000): Borrower's obligation to provide required casualty, rent loss, comprehensive general liability and terrorism insurance suspended so long as tenant satisfies lease's insurance requirements, subject to certain conditions, including Tenant `s (Rite-Aid) maintaining "reserve adequate for risks covered by such plan of self-insurance; Lease requires Rite-Aid to provide casualty and liability coverages only;
            also, permitted deductible of $500,000 for casualty insurance if third party coverage maintained; Casualty, rent loss, comprehensive general liability and terrorism insurance are currently in place from third party providers; deductible is currently $500,000 for casualty insurance

         o  Howard and Baronne SS (410905757) ($2,500,000): Terrorism coverage not expressly required; Terrorism insurance currently in place, however

         o  Eckerd - High Point, NC (410906803) ($1,785,001): Borrower's
            obligation to provide required casualty, rent loss, and
            comprehensive general liability insurance suspended subject to certain conditions, including tenant's (Eckerd Corporation)
            maintaining lease-required coverages; also, up to $500,000 deductible permitted; Tenant has not currently elected to self insure; Casualty, rent loss, comprehensive general liability and terrorism insurance are currently in place from third party providers; deductible is currently $500,000 for casualty insurance

                                    Sch. C-8

         o  Schedule C Information: (Self-insurance undertaking provided by tenants having net-worth of at least $50 million or investment grade rating)

15. Taxes and Assessments.

16. Borrower Bankruptcy.

17. Local Law Compliance.

18. Leasehold Estate Only.

         o  Creekwood Commons (310906247) ($19,200,000): Part Fee/ Part
            Leasehold; Fee Not Subordinated; Area comprising ground lease (City of Kansas City is ground lessor) is currently used for shopping center signage, but alternative sites exist along frontage of two major thoroughfares if signage required to be relocated; Ground lease expires 07.07.2018; Variations: (i) Ground lease term does not extend 20 years past loan maturity; (ii) Leasehold mortgagee does not have express right to enter into new lease with ground lessor if ground lease terminated for any reason, including bankruptcy; New lease rights conditioned upon curing of past defaults; (iii)
            Casualty or condemnation proceeds not obligated to be applied to either restoration or debt; and (iv) Ground lessor approval required in connection with any assignment or subleasing, not to be unreasonably withheld

         o  Rite Aid Wirum Portfolio (310906597) ($6,050,000): Leasehold; Fee
            Not Subordinated; As to Dumfries, VA property only (1 of 3 constituent properties), Ground lease comprises entirety of constituent mortgaged property; Latest ground lease term expires
            07.31.2027 (loan matures 07.01.2017); Borrower has five 5 year extensions but such extensions are not exercisable by the mortgagee;
            Variations: (i) Ground Lease term (excluding extensions exercisable by Borrower only) does not extend 20 years past loan maturity, and
            (ii) Ground lease does not expressly provide that casualty or condemnation proceeds will be applied to restoration or debt repayment

19. Qualified Mortgage.

20. Advancement of Funds.

21. No Equity Interest, Equity Participation or Contingent Interest.

22. Legal Proceedings.

23. Other Mortgage Liens.

         o  DRA Office Colonial Portfolio (Note A-2) (510906939) ($247,302,419):
            $756,000,000 senior loan to borrower is secured on a pari passu basis by various notes (A-1 Note in amount of $247,302,418.67; A-2
            Note in amount of $247,302,418.67; and A-3 Note in amount of
            $247,302,418.66); Wells Fargo is

                                    Sch. C-9

            contributing A-2 Note to BSCMSI 2007-PWR17 Trust; The loan is serviced pursuant to the Pooling and Servicing Agreement for the
            MLMT 2007-C-1

         o  1101 New York Ave - (Note A-2) (510906940 ($112,500,000):
            $225,000,000 senior loan to borrower is secured on a pari passu basis by various notes (A-1 Note in amount of $112,500,000 and A-2
            Note in amount of $112,500,000); Wells Fargo is contributing A-2
            Note to BSCMSI 2007-PWR17 Trust; The loan is serviced pursuant to the Pooling and Servicing Agreement for the MLMT 2007-C-1 Trust

         o  Fairfield Inn - Chantilly, VA (310906642) ($11,120,000): $695,000
            subordinated B Note held by CBA Mezzanine Capital Finance, LLC; B
            Note and right of holder of B Note to receive payments is junior and subordinated to A Note and rights of holder of A Note; A Note and B
            Note are cross-defaulted

         o  Hampton Inn - Woodbridge, VA (310906644) ($10,250,000): $635,000
            subordinated B Note held by CBA Mezzanine Capital Finance, LLC; B
            Note and right of holder of B Note to receive payments is junior and subordinated to A Note and rights of holder of A Note; A Note and B
            Note are cross-defaulted

24. No Mechanics' Liens.

25. Compliance.

26. Licenses and Permits.

27. Cross-collateralization.

         o  DRA Office Colonial Portfolio (Note A-2) (510906939) ($247,302,419):
            $756,000,000 senior loan to borrower is secured on a pari passu basis by various notes (A-1 Note in amount of $247,302,418.67; A-2
            Note in amount of $247,302,418.67; and A-3 Note in amount of
            $247,302,418.66); Wells Fargo is contributing A-2 Note to BSCMSI
            2007-PWR17 Trust; The loan is serviced pursuant to the Pooling and
            Servicing Agreement for the MLMT 2007-C-1

         o  1101 New York Ave - (Note A-2) (510906940 ($112,500,000):
            $225,000,000 senior loan to borrower is secured on a pari passu basis by various notes (A-1 Note in amount of $112,500,000 and A-2
            Note in amount of $112,500,000); Wells Fargo is contributing A-2
            Note to BSCMSI 2007-PWR17 Trust; The loan is serviced pursuant to the Pooling and Servicing Agreement for the MLMT 2007-C-1 Trust

         o  Fairfield Inn - Chantilly, VA (310906642) ($11,120,000): $695,000
            subordinated B Note held by CBA Mezzanine Capital Finance, LLC; B
            Note and right of holder of B Note to receive payments is junior and subordinated to A Note and rights of holder of A Note; A Note and B
            Note are cross-defaulted

                                    Sch. C-10

         o  Hampton Inn - Woodbridge, VA (310906644) ($10,250,000): $635,000
            subordinated B Note held by CBA Mezzanine Capital Finance, LLC; B
            Note and right of holder of B Note to receive payments is junior and subordinated to A Note and rights of holder of A Note; A Note and B
            Note are cross-defaulted

28. Releases of Mortgage Property.

29. Defeasance.

30. Fixed Rate Loan.

31. Inspection.

32. No Material Default.

33. Due-on-Sale.

34. Single-Purpose Entity.

         o  East Main St (310906174) ($10,560,000): Level 2 SPE; Recycled SPE,
            prior owned property not same as mortgaged property (2 parcels conveyed out prior to closing); Each of the two prior owned properties (123 East Main and 132 East Delaware Avenue) was the
            subject of a Phase I study dated 12.07.2006 or 03.26.2007, respectively; Neither Phase I study recommended any further action;
            Carve-out obtained from warm body guarantors for related losses

35. Whole Loan.

36. Security Interests in Hospitality Properties.

37. Prepayment Premiums.

38. [RESERVED]

39. [RESERVED]

40. Recourse.

41. Assignment of Collateral.

42. Fee Simple or Leasehold Interests.

43. Escrows.

44. Operating Statements.

45. Appraisals.

46. No Capital Contributions.

                                    Sch. C-11

47. Grace Periods.

         o  DRA Office Colonial Portfolio (Note A-2) (510906939) ($247,302,419):
            15 day late charge grace period required by state statute (North
            Carolina)

         o  Eckerd - High Point, NC (410906803) ($2,613,000): 16 day late charge grace period (15 days required by North Carolina statute); 5 day default interest grace period, however

48. Access Routes.

49. Tax Parcels.

50. Loan Servicing.

51. Terrorism Insurance.

         o  Rite Aid Barstow (620905484) ($4,200,000): Borrower's obligation to provide terrorism insurance suspended in the event that tenant
            (Thrifty Payless, Inc.) elects to self-insure as provided in its lease; Tenant has not currently elected to self insure; Terrorism insurance is currently in place from third party provider

         o  Rite Aid Coachella (620905485) ($4,200,000): Borrower's obligation to provide terrorism insurance suspended in the event that tenant
            (Thrifty Payless, Inc.) elects to self-insure as provided in its lease; Tenant has not currently elected to self insure; Terrorism insurance is currently in place from third party provider

         o  Howard and Baronne SS (410905757) ($2,500,000): Terrorism coverage not expressly required; Terrorism insurance currently in place, however

         o  Eckerd - High Point, NC (410906803) ($1,785,001): Borrower's
            obligation to provide required terrorism insurance suspended subject to certain conditions, including tenant's (Eckerd Corporation)
            elects to self-insure as provided in its lease; Tenant has not currently elected to self insure; Terrorism insurance is currently in place from third party provider

                                    Sch. C-12

                                   EXHIBIT D-1

                    FORM OF CERTIFICATE OF THE SECRETARY OR
               AN ASSISTANT SECRETARY OF THE MORTGAGE LOAN SELLER

                    Executed Certificate attached at Tab 43.

                                    Ex. D-1-1

                                   EXHIBIT D-2

                 FORM OF CERTIFICATE OF THE MORTGAGE LOAN SELLER

                       CERTIFICATE OF MORTGAGE LOAN SELLER

            In connection with the execution and delivery by Wells Fargo Bank,
National Association ("Wells Fargo Bank") of, and the consummation of the various transactions contemplated by, that certain Mortgage Loan Purchase and
Sale Agreement dated as of September 12, 2007 (the "Mortgage Loan Purchase
Agreement") among Wells Fargo Bank as seller and Bear Stearns Commercial
Mortgage Securities Inc. as purchaser (the "Purchaser"), the undersigned hereby certifies that (i) except as previously disclosed to the Purchaser in writing, the representations and warranties of Wells Fargo Bank in or made pursuant to
Section 4(a) of the Mortgage Loan Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, (ii) Wells Fargo Bank has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Mortgage Loan Purchase Agreement to be performed or satisfied at or prior to the date hereof, and (iii) since the date of the Mortgage Loan
Purchase Agreement, there will not have been, immediately prior to the transfer of the Mortgage Loans pursuant to the Mortgage Loan Purchase Agreement, any material adverse change in the financial condition of Wells Fargo Bank.
Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement.

                           Certified this __ day of September, 2007.

                           WELLS FARGO BANK, NATIONAL
                           ASSOCIATION

                           By: _____________________________
                           Name:
                           Title:

                                    Ex. D-2-1

                                  EXHIBIT D-3A

                    FORM OF OPINION PURSUANT TO SECTION 7(VI)

                      Executed opinion attached at Tab 96.

                                   Ex. D-3A-1

                                  EXHIBIT D-3B

                   FORM OF OPINION PURSUANT TO SECTION 7(VII)

                      Executed opinion attached at Tab 95.

                                   Ex. D-3B-1

                                  EXHIBIT D-3C

                   FORM OF OPINION PURSUANT TO SECTION 7(VIII)

                 Executed opinion attached at Tab 92 and Tab 93.

                                   Ex. D-3C-1